Barings Corporate Investors

Report for the Nine Months Ended September 30, 2025

Adviser
Barings LLC
300 S Tryon St., Suite 2500
Charlotte, NC 28202
Independent Registered Public Accounting Firm
KPMG LLP
New York, NY 10154
Counsel to the Trust
Ropes & Gray LLP
Boston, Massachusetts 02199
Custodian
State Street Bank and Trust Company
Boston, Massachusetts 02110

Transfer Agent & Registrar
SS&C Global Investor & Distribution Solutions, Inc., ("SS&C GIDS")
P.O. Box 219086
Kansas City, Missouri 64121-9086
1-800-647-7374
Internet Website
https://www.barings.com/mci

Barings Corporate Investors c/o Barings LLC 300 S Tryon St., Suite 2500 Charlotte, NC 28202 1-866-399-1516

Investment Objective and Policy
Barings Corporate Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol “MCI”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.
The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities), marketable common stocks and special situations investments. The Trust's special situations investments generally consist of investments in corporate debt instruments and equity instruments of issuers that are stressed or distressed. Below-investment grade or high yield securities (including securities of stressed or distressed issuers) have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.
The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times per year. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.
Form N-PORT
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.
Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website at https://www.barings.com/mci; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at https://www.barings.com/mci; and (2) on the SEC’s website at http://www.sec.gov.
Legal Matters
The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.
The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Corporate Investors
TO OUR SHAREHOLDERS
October 31, 2025

We are pleased to present the September 30, 2025, Quarterly Report of Barings Corporate Investors (the “Trust”).

PORTFOLIO PERFORMANCE

The Board of Trustees declared a quarterly dividend of $0.40 per share, payable on November 14, 2025, to shareholders of record on November 3, 2025. The Trust earned $0.35 per share of net investment income, net of taxes, for the second quarter of 2025, compared to $0.35 per share in the previous quarter.

	September 30, 2025(1)(2)	March 31, 2025(1)(2)	% Change
Quarterly Dividend per share	$ 0.40(3)	$0.40	—%
Net Investment Income(4)	$7,077,257	$7,161,484	(1.2)%
Net Assets	$349,561,601	$350,043,379	(0.1)%
Net Assets per share(5)	$17.05	$17.10	(0.3)%
Share Price	$20.76	$21.66	(4.2)%
Dividend Yield at Share Price	7.7%	7.4%	4.1%
(Discount) / Premium	21.8%	26.7%
(1) Past performance is no guarantee of future results
(2) Figures are unaudited
(3) Payable on November 14, 2025
(4) Figures are shown net of excise tax
(5) Based on shares outstanding at the end of the period of 20,498,532 and 20,472,265 as of 9/30/2025 and 6/30/2025, respectively.

•Quarterly total returns at September 30, 2025 and June 30, 2025 were 2.1% and 3.9%, respectively. Longer term, the Trust returned 9.4%, 10.1%, 11.1%, 9.7% and 11.0% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends.
•The Trust’s average quarter-end (discount) / premium for the 1, 3, 5 and 10-year periods was 26.7%, 7.6%, (0.02)%, and 2.0%, respectively
•U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index and the S&P UBS Leveraged Loan Index, returned 2.5% and 1.7% for the quarter, respectively.

PORTFOLIO BENEFITS

•We believe the Trust benefits from being part of the larger Barings North American Private Finance (“NAPF”) platform, which as of September 30, 2025, has over 30 years of experience and had commitments of over $28 billion to private credit.
•The NAPF platform has provided two primary benefits to the Trust: Direct deal origination and credit underwriting. NAPF has served as the Lead or Co-Lead on over 80% of its originated transactions and has a senior loan loss rate of 0.03% since inception. The benefit of being the Lead or Co-Lead lender is the ability to lead negotiations on terms and have influence over the credit agreement.
•The Trust has continued to benefit from NAPF’s strong origination relationships with private equity sponsors. Every private placement investment in the portfolio was directly originated by Barings via a sponsor (without a financial intermediary), where one hundred percent of the economics are passed through to investors.
•The Trust has consistently generated a stable dividend yield for investors, which to date has been paid exclusively from investment income and capital gains – no return of capital, all while employing a limited amount of leverage 0.13x.
•The Trust continues to invest in what we believe are high-quality companies in defensive sectors and remains well diversified with 28 different industries across 179 assets, where over 70% of those investments are first lien senior secured loans that we believe provide strong risk adjusted returns. The Trust continues to invest in senior subordinated debt when we believe the risk adjusted return is appropriate. Approximately 14% of the market value of the Trust was equity, generating ~$25.4 million ($1.24 per share) in unrealized appreciation as of September 30, 2025.

(Continued)
PORTFOLIO ACTIVITY

Consistent with the stated investment objective of the Trust, we continued to search for relative value across the capital structure of potential investments that provide current yield with an opportunity for capital gains. During the three months ended September 30, 2025, the Trust made 9 new private investments totaling $15.5 million and 41 add-on investments in existing portfolio companies totaling $15.3 million. During the three months ended September 30, 2025, the Trust had 8 private investment loans repaid at par totaling $26.5 million and realized two equity investments that generated realized gains of $0.2 million.

PORTFOLIO LIQUIDITY

The Trust maintained a liquidity position comprised of a combination of its available cash balance of $14.4 million or 3.3% of total assets, in addition to a low leverage profile at 0.12x as of September 30, 2025. The available credit facility balance coupled with the current cash balance provides liquidity to support our current portfolio companies as well as invest in new portfolio companies. As always, the Trust continues to benefit from strong relationships with our carefully chosen financial sponsor partners. These relationships provide clear benefits to the portfolio companies including potential access to additional capital if needed and strategic thinking to compliment a company’s management team. High-quality and timely information about portfolio companies, which is only available in a private market setting, allows us to work constructively with financial sponsors and maximize the portfolio companies’ long-term health and value.

The Trust’s recently announced dividend of $0.40 per share remains consistent with the prior quarter. With more than 65% of the Trust in first lien floating rate loans, the Trust's net investment income has decreased slightly given lower interest rates. While recurring investment income remains stable, it may not be sufficient to fully fund the current dividend rate in the future. The level of recurring investment income expected to be generated by the Trust in 2025, combined with the availability of earnings carry forwards and other non-recurring income, is currently expected to be sufficient to maintain the current dividend rate over the next several quarters. We believe the strong credit quality and diverse portfolio construction positions the Trust to continue to maximize shareholder value in determining the quarterly dividend, the Board of Trustees seeks to ensure that the Trust will be able to pay sustainable dividends over the long term.

Thank you for your continued interest in and support of Barings Corporate Investors.

Sincerely,
Christina Emery
President

Barings Corporate Investors

Portfolio Composition as of 09/30/25*

Cash & Short-Term Investments 3.7%
Public Debt 0.3%
Public Equity —%
Public Bank Loans 3.3%
Private Debt 9.1%
Private / Restricted Equi
13.3%
Private Bank Loans 70.3%

Cash & Short-Term Investments 3.3%
Fixed Rate 9.5%
Equity 13.3%
Floating Rate 73.9%

* Based on market value of total investments
Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Hypothetical growth of $10,000 Investment (unaudited)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$22,399
$18,194
10/1/2015
9/30/2016
9/30/2017
9/30/2018
9/30/2019
9/30/2020
9/30/2021
9/30/2022
9/30/2023
9/30/2024
9/30/2025
Barings Corporate Investors
Bloomberg Barclays U.S. Corporate High Yield Index

Average Annual Returns September 30, 2025	1 Year	5 Year	10 Year
Barings Corporate Investors	13.37%	19.81%	10.76%
Bloomberg Barclays U.S. Corporate High Yield Index	7.41%	5.55%	6.17%
Data for Barings Corporate Investors (the “Trust”) represents returns based on the change in the Trust’s market price assuming the reinvestment of all dividends and distributions. Past performance is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on distributions from the Trust or the sale of shares.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Barings Corporate Investors
September 30, 2025
(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities - private placement investments at fair value	$349,375,950
(Cost - $ 329,888,467)
Corporate restricted securities - rule 144A securities at fair value	11,294,154
(Cost - $ 12,630,836)
Corporate public securities at fair value	14,084,036
(Cost - $ 14,290,155)

Total investments (Cost - $ 356,809,458)	374,754,140
Cash	14,379,906
Foreign currencies (Cost - $ 14,921)	13,558
Receivable for investments sold	727,076
Dividend and interest receivable	5,077,901
Other assets	376,060
Total assets	395,328,641

Liabilities:
Note payable	30,000,000
Credit facility (net of deferred financing fees of $153,231)	13,346,769
Payable for investments purchased	250,567
Investment advisory fee payable	1,092,380
Deferred tax liability	517,305
Interest payable	239,278
Accrued expenses	320,741
Total liabilities	45,767,040
Commitments and Contingencies (See Note 7)
Total net assets	$349,561,601
Net Assets:
Common shares, par value $1.00 per share	$20,498,532
Additional paid-in capital	280,280,223
Total distributable earnings	48,782,846
Total net assets	$349,561,601
Common shares issued and outstanding (28,054,782 authorized)	20,498,532
Net asset value per share	$17.05

See Notes to Consolidated Financial Statements 5

CONSOLIDATED STATEMENT OF OPERATIONS Barings Corporate Investors
For the nine months ended September 30, 2025
(Unaudited)

Investment Income:
Interest	$26,845,621
Dividends	239,654
Other	381,923
Total investment income	27,467,198
Expenses:
Investment advisory fees	3,276,648
Interest and other financing fees	1,798,690
Trustees’ fees and expenses	365,400
Professional fees	348,329
Reports to shareholders	207,000
Custodian fees	25,200
Other	149,889
Total expenses	6,171,156
Investment income - net	21,296,042
Income tax, including excise tax benefit	200
Net investment income after taxes	21,295,842
Net realized and unrealized loss on investments and foreign currency:
Net realized loss on investments before taxes	(1,812,312)
Income tax expense	(250,378)
Net realized loss on investments after taxes	(2,062,690)
Net increase in unrealized appreciation of investments before taxes	1,307,752
Net increase in unrealized appreciation of foreign currency translation before taxes	441
Deferred income tax benefit (expense)	(74,631)
Net increase in unrealized appreciation of investments and foreign currency transactions after taxes	1,233,562
Net loss on investments and foreign currency	(829,128)
Net increase in net assets resulting from operations	$20,466,714

See Notes to Consolidated Financial Statements 6

CONSOLIDATED STATEMENT OF CASH FLOWS Barings Corporate Investors
For the nine months ended September 30, 2025
(Unaudited)

Net increase in cash & foreign currencies:
Cash flows from operating activities:
Purchases of portfolio securities	$(75,699,368)
Proceeds from disposition of portfolio securities	83,258,614
Interest, dividends and other income received	24,521,528
Interest expenses paid	(1,856,669)
Operating expenses paid	(4,658,617)
Income taxes paid	(1,200,579)
Net cash provided by operating activities	24,364,909
Cash flows from financing activities:
Proceeds from credit facility	2,500,000
Repayments under credit facility	(5,000,000)
Cash dividends paid from net investment income	(26,568,857)
Receipts for shares issued on reinvestment of dividends	1,898,538
Financing fees paid	(3,469)
Net cash used for financing activities	(27,173,788)
Net decrease in cash & foreign currencies	(2,808,879)
Cash & foreign currencies - beginning of period	17,201,902
Effects of foreign currency exchange rate changes on cash and cash equivalents	441
Cash & foreign currencies - end of period	$14,393,464
Reconciliation of net increase in net assets to net cash provided by operating activities:
Net increase in net assets resulting from operations	$20,466,714
Adjustments to reconcile net income to net cash provided by operating activities:
Purchases of portfolio securities	(75,699,368)
Proceeds from disposition of portfolio securities	83,258,614
Unrealized appreciation on investments	(1,307,752)
Net realized loss on investments	1,812,312
Payment-in-kind non-cash income received	(1,909,520)
Amortization and accretion	(1,000,216)
Changes in operating assets and liabilities:
Decrease in interest receivable	79,462
Increase in other assets	(115,396)
Decrease in tax payable	(950,000)
Increase in deferred tax liability	74,630
Increase in investment advisory fee payable	18,745
Decrease in interest payable	(57,979)
Decrease in accrued expenses	(304,896)
Total adjustments to net assets from operations	3,898,636
Effects of foreign currency exchange rate changes on cash and cash equivalents	(441)
Net cash provided by operating activities	$24,364,909

See Notes to Consolidated Financial Statements 7

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS Barings Corporate Investors

	For the nine months ended 09/30/2025 (Unaudited)	For the year ended 12/31/2024
Increase / (decrease) in net assets:
Operations:
Investment income - net	$21,295,842	$34,809,105
Net realized gain / (loss) on investments and foreign currency after taxes	(2,062,690)	97,601
Net change in unrealized appreciation / (depreciation) of investments and foreign currency after taxes	1,233,562	675,620

Net increase in net assets resulting from operations	20,466,714	35,582,326

Increase from common shares issued on reinvestment of dividends	1,898,538	2,555,495

Dividends to shareholders from:
Net investment income	(16,366,755)	(34,400,811)

Total increase / (decrease) in net assets	5,998,497	3,737,010

Net assets, beginning of period/year	343,563,104	339,826,094

Net assets, end of period/year	$349,561,601	$343,563,104

See Notes to Consolidated Financial Statements 8

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS Barings Corporate Investors

Selected data for each share of beneficial interest outstanding:

	For the nine months ended 09/30/2025 (Unaudited)	For the years ended December 31,
		2024	2023	2022	2021	2020
Net asset value: Beginning of period / year	$16.84	$16.77	$16.37	$16.68	$15.04	$15.24
Net investment income (a)	1.04	1.71	1.61	1.03	0.93	1.20
Net realized and unrealized gain / (loss) on investments	(0.04)	0.04	0.21	(0.32)	1.67	(0.44)
Total from investment operations	1.00	1.75	1.82	0.71	2.60	0.76
Dividends from net investment income to common shareholders	(0.80)	(1.69)	(1.42)	(0.88)	(0.96)	(0.96)
Dividends from realized gain on investments to common shareholders	—	—	—	(0.14)	—	—
Increase from dividends reinvested	0.01	0.01	—	—	—	—
Total dividends	(0.79)	(1.68)	(1.42)	(1.02)	(0.96)	(0.96)
Net asset value: End of period / year	$17.05	$16.84	$16.77	$16.37	$16.68	$15.04
Per share market value: End of period / year	$20.76	$20.38	$18.43	$13.96	$15.98	$13.18
Total investment return
Net asset value (b)	6.07%	10.73%	11.62%	4.34%	17.57%	5.36%
Market value (b)	5.89%	20.99%	43.84%	(5.66%)	29.13%	(15.95%)
Net assets (in millions): End of period / year	$349.56	$343.56	$339.83	$331.64	$338.04	$304.68
Ratio of total expenses to average net assets (c)	2.47% (d)	2.60%	2.57%	2.33%	2.78%	1.53%
Ratio of operating expenses to average net assets	1.68% (d)	1.65%	1.65%	1.58%	1.61%	1.54%
Ratio of interest expense to average net assets	0.69% (d)	0.51%	0.61%	0.51%	0.33%	0.35%
Ratio of income tax expense to average net assets	0.10% (d)	0.44%	0.31%	0.24%	0.84%	(0.36)%
Ratio of net investment income to average net assets	8.18% (d)	9.99%	9.56%	6.17%	5.84%	8.17%
Portfolio turnover	19%	31%	12%	12%	45%	33%
(a)    Calculated using average shares.
(b)    Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(c)    Total expenses include income tax expense.
(d)    Annualized.

	For the nine months ended 09/30/2025 (Unaudited)	For the years ended December 31,
Senior borrowings:		2024	2023	2022	2021	2020
Total principal amount (in millions)	$44	$46	$43	$46	$38	$30
Asset coverage per $1,000 of indebtedness	$9,036	$8,469	$8,996	$8,210	$9,896	$11,156

See Notes to Consolidated Financial Statements 9

Consolidated Schedule of Investments Barings Corporate Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 103.18%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 99.95%: (C)

ABC Legal Services
A leading national provider of Service of Process (“SOP”) solutions, enabling the formal delivery of legal documents required to initiate litigation.
8.65% Term Loan due 08/13/2032 (SOFR + 4.500%) (G)	$998,408	08/13/25	$625,270	$625,078

Accelevation
A vertically integrated designer, producer and installer of customized data center facility solutions and services, predominately in the U.S market. The Company’s revenue streams consist of design and installation of customized electrical, power solutions, air flow containment, and layout of critical infrastructure systems at data centers.
8.78% Senior Term Loan due 01/02/2031 (SOFR + 4.500%) (G)	$582,812	01/02/25	365,793	373,446

Accredited Labs
Offers calibration services for manufacturing and other types of equipment, in addition to product sales and rentals, repair services and other services.
13.50% HoldCo PIK Note due 06/26/2031	$2,000,000	06/25/25	1,962,231	2,000,000

Accurus Aerospace
A supplier of highly engineered metallic parts, kits and assemblies, and processing services.
10.22% Term Loan due 04/05/2028 (SOFR + 5.750%) (G)	$1,035,637	04/05/22	946,305	940,885
Common Stock (B)	1,222 shs.	04/25/25	1,222	—
Limited Liability Company Unit (B)	17,505 uts.	12/01/22	17,505	—
			965,032	940,885
AdaCore Inc
A provider of a software development toolkit that helps software developers to write code for embedded systems using a number of programming languages, including Ada, C/C++, Rust, and SPARK.
9.79% Term Loan due 03/13/2030 (SOFR + 5.750%) (G)	$2,409,114	03/13/24	2,089,459	2,104,925

Advantage Software
A provider of enterprise resource planning (ERP) software built for advertising and marketing agencies.
Limited Liability Company Unit Class A (B) (F)	1,556 uts.	10/01/21	50,720	96,961
Limited Liability Company Unit Class A (B) (F)	401 uts.	10/01/21	13,103	25,008
Limited Liability Company Unit Class B (B) (F)	1,556 uts.	10/01/21	1,630	—
Limited Liability Company Unit Class B (B) (F)	401 uts.	10/01/21	420	—
			65,873	121,969
Aero Accessories
A fuel system, hydraulic, pneumatic and power generation system aftermarket services provider.
9.57% Incremental Term Loan due 11/01/2028 (SOFR + 5.250%)	$4,145,215	*	4,087,630	4,101,690
9.57% Senior Term Loan due 11/01/2028 (SOFR + 5.250%) (G)	$814,170	02/15/24	394,466	396,660
* 11/01/22, 11/01/24 and 11/08/24.			4,482,096	4,498,350

See Notes to Consolidated Financial Statements 10

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 103.18%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 99.95%: (C)

AIT Worldwide Logistics, Inc.
A provider of domestic and international third-party logistics services.
Limited Liability Company Unit (B)	113 uts.	04/06/21	$112,903	$215,473

Americo Chemical Products
A provider of customized specialty chemical solutions and services for pretreatment of metal surfaces and related applications.
9.16% Term Loan due 04/28/2029 (SOFR + 5.000%) (G)	$1,048,861	04/28/23	783,699	787,764
9.16% Senior Term Loan due 04/30/2029 (SOFR + 5.000%)	$535,599	12/10/24	529,049	529,707
Limited Liability Company Unit (B) (F)	46,734 uts.	04/28/23	46,734	63,091
			1,359,482	1,380,562
Application Bootcamp LLC
Offers comprehensive educational counseling services, including personalized college admissions counseling, essay guidance, and standardized test tutoring. The Company primarily targets high school students, but also serves college students / graduates and middle school students.
9.00% Term Loan due 04/21/2031 (SOFR + 5.000%) (G)	$2,457,447	04/21/25	1,682,108	1,681,310
14.00% Senior Subordinated Note due 04/11/2030	$115,839	04/21/25	115,839	115,839
Common Stock (B)	330,969 shs.	04/21/25	330,969	360,757
			2,128,916	2,157,906
Applied Aerospace Structures Corp.
A leading provider of specialized large-scale composite and metal-bonded structures for platforms in the aircraft, space, and land/sea end markets.
8.50% Term Loan due 11/29/2030 (SOFR + 4.500%) (G)	$1,928,484	12/01/22	1,774,113	1,767,181
Limited Liability Company Common Unit (B)	18 uts.	12/01/22	18,000	39,613
			1,792,113	1,806,794
ASC Communications, LLC (Becker's Healthcare)
An operator of trade shows and controlled circulation publications targeting the healthcare market.
8.70% Senior Term Loan due 07/17/2028 (SOFR + 4.500%)	$2,898,530	08/01/25	2,877,472	2,876,791
8.66% Term Loan due 07/17/2028 (SOFR + 4.500%) (G)	$507,014	07/15/22	458,775	457,883
Limited Liability Company Unit (B) (F)	1,070 uts.	07/15/22	22,442	35,271
			3,358,689	3,369,945
Aurora Parts & Accessories LLC (d.b.a Hoosier)
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	425 shs.	08/17/15	424,875	424,875
Common Stock (B)	425 shs.	08/17/15	425	369,815
			425,300	794,690
BBB Industries LLC
A supplier of remanufactured and new parts to the North American automotive aftermarket.
13.41% Second Lien Term Loan due 07/25/2030 (SOFR + 9.000%)	$909,091	07/25/22	887,202	820,000
Limited Liability Company Unit (B)	91 uts.	07/25/22	91,000	82,829
			978,202	902,829

See Notes to Consolidated Financial Statements 11

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 103.18%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 99.95%: (C)

Becklar
A provider of event monitoring and emergency response solutions for critical use cases including commercial and residential fire and security, video surveillance, remote guarding, personal health & safety, and workforce safety.
8.93% Senior Term Loan due 12/06/2030 (SOFR + 4.750%) (G)	$2,077,104	12/05/24	$1,791,134	$1,818,026

Best Lawyers (Azalea Investment Holdings, LLC)
A global digital media company that provides ranking and marketing services to the legal community.
9.52% Term Loan due 11/30/2027 (SOFR + 5.250%) (G)	$2,441,194	11/30/21	2,199,250	2,216,835
12.00% HoldCo PIK Note due 05/30/2028	$924,944	11/30/21	920,165	924,944
Limited Liability Company Unit (B)	89,744 uts.	11/30/21	89,744	148,974
			3,209,159	3,290,753
Bishop Street Underwriter
A Managing General Agent insurance buy and build platform with specialty insurance lines including surety, rep and warranty, tax, professional indemnity, specialty auto, sports, and aviation, among others.
9.66% Term Loan due 07/31/2031 (SOFR + 5.500%) (G)	$1,272,084	07/31/25	750,125	749,765
Common Stock (B)	49,603 shs.	07/31/25	75,396	75,396
			825,521	825,161
BKF Engineers
A provider of civil engineering, land surveying, and land planning services for government agencies, institutions, devlopers, design professionals, contractors, school district and corporations throughout the west coast.
9.16% Term Loan due 08/23/2030 (SOFR + 5.000%) (G)	$1,276,743	08/23/24	913,334	918,063
Limited Liability Company Unit (B)	115,884 uts.	08/23/24	115,884	128,631
			1,029,218	1,046,694
Bridger Aerospace
A provider of comprehensive solutions to combat wildfires in the United States including fire suppression, air attack and unmanned aircraft systems.
Series C Convertible Preferred Equity (7.00% PIK)	365 shs.	07/18/22	432,847	392,419

BrightSign
A provider of digital signage hardware and software solutions, serving a variety of end markets, including retail, restaurants, government, sports, and entertainment.
9.76% Term Loan due 10/14/2027 (SOFR + 5.500%) (G)	$2,970,297	10/14/21	2,815,447	2,826,023
Limited Liability Company Unit (B) (F)	232,701 uts.	10/14/21	232,701	276,914
			3,048,148	3,102,937
Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
10.40% Term Loan due 10/04/2026 (SOFR + 6.250%)	$1,631,521	10/03/18	1,631,495	1,527,104

See Notes to Consolidated Financial Statements 12

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 103.18%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 99.95%: (C)

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
8.96% First Lien Term Loan due 05/21/2026 (SOFR + 4.500%)	$2,121,083	05/21/18	$2,117,707	$2,103,266
9.57% Incremental Term Loan due 05/21/2026 (SOFR + 5.250%)	$904,890	09/28/23	899,450	903,080
			3,017,157	3,006,346
CAi Software
A vendor of mission-critical, production-oriented software to niche manufacturing and distribution sectors.
8.99% Term Loan due 08/09/2032 (SOFR + 4.750%) (G)	$2,000,000	08/07/25	1,290,574	1,290,142

Caldwell & Gregory LLC
A commercial laundry leasing company for multi-unit housing and universities.
8.75% Term Loan due 09/30/2030 (SOFR + 4.750%) (G)	$3,472,766	09/30/24	2,930,649	2,974,016

California Custom Fruits & Flavors
Develops and manufactures value-added, custom-formulated processed fruit and flavor bases for various customers across the Private Label, Branded, Direct Grocery, and Food-Service channels.
9.08% Term Loan due 02/26/2030 (SOFR + 5.000%) (G)	$907,905	02/26/24	628,225	633,011
Limited Liability Company Unit (B)	25 uts.	02/26/24	25,000	26,698
			653,225	659,709
Cascade Services
A residential services platform that provides HVAC repair and replacement work for single-family homes in southern geographies.
10.29% Term Loan due 10/04/2029 (SOFR + 6.000%) (G)	$3,127,828	*	2,946,254	2,948,558
* 10/04/23 and 07/01/25.

Cash Flow Management
A software provider that integrates core banking systems with branch technology and creates modern retail banking experiences for financial institutions.
9.31% Term Loan due 12/28/2029 (SOFR + 5.000%) (G)	$2,556,075	12/28/21	1,842,077	1,839,149
Limited Liability Company Unit (B) (F)	24,016 uts.	07/22/22	25,331	27,138
			1,867,408	1,866,287
CEC Entertainment Inc
Develops, operates and franchises family dining and entertainment centers.
10.00% Term Loan due 09/26/2030 (SOFR + 6.000%)	$695,652	9/26/2025	685,217	685,217

See Notes to Consolidated Financial Statements 13

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 103.18%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 99.95%: (C)

CJS Global
A janitorial services provider focused on high end restaurants in NYC, Florida, and Texas.
10.12% Senior Term Loan due 03/20/2029 (SOFR + 5.750%)	$2,546,787	10/01/24	$2,508,767	$2,508,584
9.72% Senior Term Loan due 03/20/2029 (SOFR + 5.750%)	$1,181,818	02/01/23	1,161,425	1,164,091
10.10% Incremental Term Loan due 03/20/2029 (SOFR + 5.750%)	$1,022,503	08/01/25	1,007,485	1,007,165
10.03% Term Loan due 03/20/2029 (SOFR + 5.750%) (G)	$724,852	07/01/24	228,703	229,131
Limited Liability Company Unit (B)	606,358 uts.	03/20/23	293,969	632,330
			5,200,349	5,541,301
Cloudbreak
A language translation and interpretation services provider to approximately 970 hospitals and outpatient clinics across the U.S.
9.00% Incremental Term Loan due 03/15/2030 (SOFR + 5.000%)	$2,436,930	08/19/24	2,415,578	2,412,561
9.00% Term Loan due 03/15/2030 (SOFR + 5.000%) (G)	$2,342,022	03/15/24	1,999,313	2,015,278
Limited Liability Company Unit Class A (B) (F)	98 uts.	03/15/24	97,500	110,164
Limited Liability Company Unit Class B (B) (F) (I)	98 uts.	03/15/24	—	53,006
			4,512,391	4,591,009
CloudOne Digital Corp
A scaled multi-cloud platform for web developers, SMBs, and enterprises.
9.57% Term Loan due 08/05/2031 (SOFR + 5.250%) (G)	$2,000,000	08/05/25	1,614,677	1,614,024

CloudWave
A provider of managed cloud hosting and IT services for hospitals.
8.50% Term Loan due 01/04/2027 (SOFR + 4.500%)	$3,234,677	01/29/21	3,218,769	3,234,677
Limited Liability Company Unit (B) (F)	112,903 uts.	01/29/21	112,903	338,710
			3,331,672	3,573,387
Coduet Royalty Holdings, LLC
A special purpose vehicle whose primary assets are comprised of royalty rights on two pharmaceuticals developed by Coherus Biosciences.
SPV Common Equity (F)	580,688 uts.	05/07/24	202,598	243,889

Cogency Global
A provider of statutory representation and compliance services for corporate and professional services clients.
8.82% Term Loan due 02/14/2028 (SOFR + 4.500%) (G)	$1,518,944	02/14/22	1,341,646	1,353,641
8.54% Incremental Term Loan due 02/14/2028 (SOFR + 4.500%)	$1,348,569	09/13/23	1,330,509	1,348,569
8.81% Incremental Term Loan due 02/14/2028 (SOFR + 4.500%)	$207,476	12/30/22	204,600	207,476
Preferred Stock (B)	66 shs.	02/14/22	72,216	190,887
			2,948,971	3,100,573

See Notes to Consolidated Financial Statements 14

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 103.18%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 99.95%: (C)

Cognito Forms
An online workflow automation and form builder platform allowing users to create, manage, and automate their data collection processes, offering features like drag-and-drop form fields, templates, AI form generation, and integrations into various applications.
10.54% Term Loan due 05/02/2031 (SOFR + 6.250%) (G)	$3,252,603	05/02/25	$3,007,878	$3,012,032
Common Stock (B)	2,397 shs.	05/02/25	239,700	247,227
			3,247,578	3,259,259
Coherus Biosciences
A commercial-stage biopharmaceutical company focused on the research, development, and commercialization of innovative cancer treatments and the commercialization of its portfolio of approved biosimilars.
12.00% Term Loan due 05/08/2029 (SOFR + 8.000%)	$598,648	05/07/24	585,723	594,457

Coker
A provider of consulting advisory services to healthcare organizations with the goal of enabling client transformation.
8.50% Senior Term Loan due 03/20/2030 (SOFR + 4.500%) (G)	$2,877,932	03/20/25	1,341,176	1,339,422

Command Alkon
A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
Limited Liability Company Unit B (B) (I)	13,449 uts.	04/23/20	—	68,726

Compass Precision
A manufacturer of custom metal precision components.
11.00% (1.00% PIK) Senior Subordinated Note due 10/16/2025	$2,716,951	04/15/22	2,716,339	2,716,952
Limited Liability Company Unit (B) (F)	322,599 uts.	04/19/22	875,000	2,409,816
			3,591,339	5,126,768
Comply365
A provider of proprietary enterprise SaaS and mobile solutions for content management and document distribution in highly regulated industries, including Aviation and Rail.
9.71% Term Loan due 12/21/2029 (SOFR + 5.250%) (G)	$1,405,860	04/15/22	1,283,365	1,296,105

Concept Machine Tool Sales, LLC
A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
9.57% (0.25% PIK) Term Loan due 02/01/2027 (SOFR + 5.250%)	$1,190,517	01/30/20	1,190,497	1,050,036
9.57% (0.25% PIK) Incremental Term Loan due 02/01/2027 (SOFR + 5.250%)	$158,314	09/14/23	157,077	139,633
Limited Liability Company Unit (B) (F)	3,497 uts.	*	140,032	—
* 01/30/20, 03/05/21 and 09/14/23.			1,487,606	1,189,669

CTS Engines
A provider of maintenance, repair and overhaul services within the aerospace & defense market.
9.35% Term Loan due 12/23/2026 (SOFR + 5.250%)	$2,870,126	12/22/20	2,858,648	2,754,783

See Notes to Consolidated Financial Statements 15

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 103.18%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 99.95%: (C)

DataServ
A managed IT services provider serving Ohio’s state, local, and education (“SLED”) market (79% of FY21 Revenue), as well as small and medium-sized businesses (“SMB”, 8%) and enterprise clients (13%).
Preferred Stock (B)	35,092 shs.	*	$38,476	$38,601
*11/02/22 & 06/10/25

Decks Direct
An eCommerce direct-to-consumer seller of specialty residential decking products in the United States.
10.82% (0.25% PIK) Term Loan due 12/28/2028 (SOFR + 6.500%) (G)	$2,804,715	12/28/21	2,164,656	1,359,880
10.65% (0.25% PIK) Incremental Term Loan due 12/28/2028 (SOFR + 6.500%)	$488,808	11/01/23	484,304	346,076
10.57% (0.25% PIK) Incremental Term Loan due 12/28/2028 (SOFR + 6.250%)	$219,006	07/03/23	217,023	155,056
Preferred Stock (B)	23 shs.	03/18/25	24,452	—
Common Stock (B)	4,483 shs.	12/29/21	190,909	—
Limited Liability Company Unit Class A (B)	1,019 uts.	04/29/24	47,094	—
			3,128,438	1,861,012
DistroKid (IVP XII DKCo-Invest,LP)
A subscription-based music distribution platform that allows artists to easily distribute, promote, and monetize their music across digital service providers, such as Spotify and Apple Music.
9.20% Senior Term Loan due 10/01/2029 (SOFR + 4.750%)	$4,179,548	10/01/21	4,158,117	4,179,549
Limited Liability Company Unit (B) (F)	148,791 uts.	10/01/21	148,936	168,134
			4,307,053	4,347,683
Diversified Packaging
A provider of pre-press products and services to the packaging industry, serving customers in the upper Midwest U.S. The Company operates under two divisions: plate manufacturing and material distribution.
11.00% (1.50%PIK) Second Lien Term Loan due 06/27/2029	$1,629,230	*	1,605,060	1,604,629
Limited Liability Company Unit (B) (F)	5,538 uts.	06/27/24	553,800	872,069
* 06/27/24 and 01/02/25.			2,158,860	2,476,698

Door & Window Guard Systems
A provider of modular, high-grade steel guards (or “panels”) used to cover door and window openings on vacant residential, commercial, and government buildings.
8.50% Term Loan due 03/28/2031 (SOFR + 4.500%) (G)	$1,072,411	03/28/25	835,904	836,808
Common Stock (B)	42 shs.	03/28/25	41,640	48,157
			877,544	884,965
Dwyer Instruments, Inc.
A designer and manufacturer of precision measurement and control products for use with solids, liquids and gases.
8.75% Term Loan due 07/20/2029 (SOFR + 4.750%) (G)	$3,389,621	07/20/21	3,355,596	3,389,621

See Notes to Consolidated Financial Statements 16

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 103.18%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 99.95%: (C)

Echo Logistics
A provider of tech-enabled freight brokerage across various modes including Truckload, Less-than-Truckload, Parcel, and Intermodal, as well as managed (contracted) transportation services.
11.51% Second Lien Term Loan due 11/23/2029 (SOFR + 7.250%)	$3,407,080	11/22/21	$3,376,216	$3,318,496
Limited Liability Company Unit (B)	93 uts.	11/22/21	92,920	46,380
			3,469,136	3,364,876
EFC International
A St. Louis-based global distributor (40% of revenue ex-US) of branded, highly engineered fasteners and specialty components.
13.50% (2.50% PIK) Term Loan due 02/28/2030	$2,053,095	03/01/23	2,016,754	2,044,473
Limited Liability Company Unit (B) (F)	410 uts.	03/01/23	576,923	635,215
			2,593,677	2,679,688
EFI Productivity Software
A provider of ERP software solutions purpose-built for the print and packaging industry.
9.20% Incremental Term Loan due 05/23/2030 (SOFR + 5.000%) (G)	$1,438,119	05/23/24	835,005	835,570
9.20% Term Loan due 05/23/2030 (SOFR + 5.000%) (G)	$393,238	12/30/21	246,165	244,607
			1,081,170	1,080,177
Electric Equipment and Engineering
Engineers and manufactures alternating current and direct current electrical power distribution products.
13.50% (3.00% PIK) Senior Term Loan due 12/02/2030	$1,748,989	12/02/24	1,719,382	1,740,243
Common Stock (B)	1,031,250 shs.	12/02/24	1,031,250	1,680,938
			2,750,632	3,421,181
Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
Limited Liability Company Unit (B) (F)	2,471,843 uts.	10/14/16	324,074	321,340

ENTACT Environmental Services, Inc.
A provider of environmental remediation and geotechnical services for blue-chip companies with regulatory-driven liability enforcement needs.
9.75% Term Loan due 01/31/2027 (SOFR + 5.750%)	$1,731,399	12/15/20	1,727,541	1,722,742
9.75% Incremental Term Loan due 01/31/2027 (SOFR + 5.750%)	$298,443	9/1/2023	297,910	296,950
			2,025,451	2,019,692
eShipping
An asset-life third party logistics Company that serves a broad variety of end markets and offers service across all major transportation modes.
9.16% Term Loan due 11/05/2027 (SOFR + 5.000%) (G)	$2,116,514	11/05/21	1,778,044	1,792,807

See Notes to Consolidated Financial Statements 17

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 103.18%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 99.95%: (C)

Expert Institute Group
A healthcare-focused outsourced B2B legal services provider that connects plaintiff attorney law firms with high-quality expert witnesses, offers medical record review from in-house medical professionals, provides background checks on allied and opposing witnesses, and utilizes AI-enabled diligence solutions to enable more efficient case outcomes.
8.12% Senior Term Loan due 03/04/2032 (SOFR + 4.250%) (G)	$809,515	03/04/25	$310,608	$311,475

Five Star Holding, LLC
A fully integrated platform of specialty packaging brands that manufactures flexible packaging solutions.
11.45% Second Lien Term Loan due 05/05/2030 (SOFR + 7.250%)	$952,381	05/04/22	941,477	952,381
Limited Liability Company Common Unit (B) (F)	67 uts.	05/24/22	67,263	52,545
			1,008,740	1,004,926
Follett School Solutions
A provider of software for K-12 school libraries.
8.66% Term Loan due 08/29/2031 (SOFR + 4.500%)	$3,028,096	04/21/25	3,028,096	3,028,096
LP Units (B) (F)	1,787 uts.	08/30/21	17,865	26,548
LP Interest (B) (F)	406 uts.	08/30/21	4,063	6,038
			3,050,024	3,060,682
FragilePAK
A provider of third-party logistics services focused on the full delivery life-cycle for big and bulky products.
9.90% Term Loan due 05/28/2027 (SOFR + 5.750%)	$2,094,531	05/21/21	2,078,674	2,094,531
Limited Liability Company Unit (B) (F)	219 uts.	05/21/21	218,750	171,498
			2,297,424	2,266,029
Franklin Energy
An industry-leading provider of demand-side management (“DSM”) services to utilities and municipalities across the United States.
9.55% Senior Term Loan due 08/01/2031 (SOFR + 5.250%) (G)	$1,596,134	08/01/25	1,447,741	1,447,075

GME Supply
A tech-enabled specialty distributor of fall protection, rigging materials, workwear, and industrial gear and tools to technicians and contractors working in the telecom, utility, aerial construction, renewable energy and other industrial markets.
9.37% Term Loan due 09/09/2031 (SOFR + 5.250%) (G)	$2,798,588	09/09/25	2,128,432	2,128,081

Gojo Industries
A manufacturer of hand hygiene and skin health products.
12.91% Term Loan due 10/26/2028 (SOFR + 8.750%)	$1,237,121	10/24/23	1,215,254	1,237,121

Golden Ceramic Dental Lab
A full service dental lab offering removable, crown and bridge, implants, orthodontics and sleep appliances in-house.
10.00% Term Loan due 08/21/2030 (SOFR + 6.000%) (G)	$2,539,865	08/21/24	1,755,389	1,755,170
Limited Liability Company Unit (B) (F)	851,351 uts.	08/21/24	851,351	1,242,973
			2,606,740	2,998,143

See Notes to Consolidated Financial Statements 18

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 103.18%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 99.95%: (C)

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	754 uts.	*	$754,061	$56,848
Limited Liability Company Unit Common Class A (B) (I)	7,541 uts.	12/19/14	—	—
* 12/19/14 and 04/29/16.			754,061	56,848

HaystackID
A provider of eDiscovery, advisory, and review services that help 500+ corporations (58% of revenue) and law firms (42%) manage complex, data intensive investigations and litigation.
8.88% Term Loan due 01/31/2028 (SOFR + 4.750%) (G)	$2,101,760	01/31/25	1,195,550	1,209,784

Heartland Veterinary Partners
A veterinary support organization that provides a comprehensive set of general veterinary services as well as ancillary services such as boarding and grooming.
11.00% Opco PIK Note due 11/09/2028	$5,320,260	11/17/21	5,281,248	4,958,483

HemaSource, Inc.
A technology-enabled distributor of consumable medical products to plasma collection centers.
8.91% Senior Term Loan due 08/31/2029 (SOFR + 4.750%) (G)	$1,979,232	08/31/23	1,526,978	1,559,237
Limited Liability Company Unit (B)	23,529 uts.	08/31/23	23,529	31,058
			1,550,507	1,590,295
Home Care Assistance, LLC
A provider of private pay non-medical home care assistance services.
9.41% Term Loan due 09/30/2027 (SOFR + 5.000%) (G)	$1,724,403	03/26/21	1,707,255	1,477,814

HTI Technology & Industries Inc.
A designer and manufacturer of powered motion solutions to industrial customers.
12.89% Term Loan due 02/02/2026 (SOFR + 8.500%) (G)	$1,449,980	07/27/22	1,108,583	1,026,422
12.89% Incremental Term Loan due 02/02/2026 (SOFR + 8.500%)	$489,965	02/15/23	489,681	462,037
			1,598,264	1,488,459
Ice House America
A manufacturer and operator of automated ice and water vending units with an installed base of 4,200+ units in service (including Company-owned fleet of 165 units) primarily located in the Southeastern United States.
10.07% Term Loan due 01/12/2030 (SOFR + 5.750%) (G)	$2,337,230	01/12/24	1,952,164	1,903,769
Limited Liability Company Unit (B) (F)	1,157 uts.	01/12/24	115,677	90,355
			2,067,841	1,994,124
Illumifin
A leading provider of third-party administrator (“TPA”) services and software for life and annuity insurance providers.
10.53% Term Loan due 02/04/2028 (SOFR + 6.000% Cash, 3.730% PIK)	$876,692	04/05/22	870,352	837,241

See Notes to Consolidated Financial Statements 19

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 103.18%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 99.95%: (C)

Innovia Medical
A manufacturer of single-use surgical products (e.g., blades & knives, vent and fluid tubes, wipes, etc.) for ear, nose, & throat (ENT), ophthalmic (i.e., eye procedures), and other general surgical applications, as well as sterile processing systems used to store and transport surgical instruments.
8.75% Term Loan due 06/30/2031 (SOFR + 4.750%) (G)	$993,016	06/30/25	$895,971	$896,537
Limited Liability Company Unit (B) (F)	79 uts.	06/30/25	10,618	10,393
			906,589	906,930
Jones Fish
A provider of lake management services, fish stocking and pond aeration sales and services.
9.80% Term Loan due 02/28/2028 (SOFR + 5.500%) (G)	$3,119,996	12/01/21	2,773,189	2,777,137
9.45% Incremental Term Loan due 02/28/2028 (SOFR + 5.500%)	$2,097,101	09/30/25	2,076,071	2,081,373
9.73% Incremental Term Loan due 02/28/2028 (SOFR + 5.500%)	$337,292	03/01/23	333,097	334,762
9.47% Incremental Term Loan due 02/28/2028 (SOFR + 5.500%)	$70,211	09/29/23	69,254	69,684
Common Stock (B) (F)	802 shs.	02/28/22	83,943	651,200
			5,335,554	5,914,156
LaunchPad Home Group
A provider of home inspection and ancillary residential services intended to simplify home ownership at every stage of the journey.
10.90% Term Loan due 09/30/2030 (SOFR + 7.000%) (G)	$3,220,000	09/02/25	635,600	635,600
Preferred Stock (B)	277 shs.	09/02/25	277,200	277,200
Common Stock (B)	280,000 shs.	09/02/25	2,800	2,800
			915,600	915,600
LeadsOnline
A nationwide provider of data, technology and intelligence tools used by law enforcement agencies, investigators, and businesses.
8.50% Term Loan due 02/07/2028 (SOFR + 4.500%) (G)	$3,386,117	02/07/22	2,908,046	2,921,443
Limited Liability Company Unit (B) (F)	14,305 uts.	02/07/22	14,816	34,760
			2,922,862	2,956,203
Lockmasters Incorporated
A leading distributor of 3rd party locks and related hardware (e.g., safes, high-security cabinets, and locksmith tools) serving various commercial & industrial end markets including financial services, education, automotive, data centers, and others.
9.00% Senior Term Loan due 09/01/2027 (SOFR + 5.000%) (G)	$1,474,201	05/01/25	1,121,992	1,121,969

LYNX Franchising
A global franchisor of B2B services including commercial janitorial services, shared office space solutions, and textile and electronics restoration services.
10.67% Term Loan due 12/23/2026 (SOFR + 6.250%)	$4,790,550	*	4,770,281	4,761,807
* 12/22/2020 and 09/09/2021
Madison Indoor Air Solutions
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
Limited Liability Company Unit (B)	1,474,759 uts.	02/20/19	4,663,773	28,020,420

See Notes to Consolidated Financial Statements 20

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 103.18%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 99.95%: (C)

Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)
An express car wash consolidator primarily in the Southeastern US.
10.58% Term Loan due 04/10/2031 (SOFR + 6.250%) (G)	$867,915	04/09/25	$811,697	$816,211

Media Recovery, Inc.
A global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
8.50% Senior Term Loan due 09/30/2030 (SOFR + 4.500%) (G)	$2,616,926	09/30/24	2,034,168	2,040,679

Merchant Industry
A merchant acquirer providing payment processing and other value-added services to SMB merchants.
8.77% Term Loan due 09/19/2031 (SOFR + 4.750%) (G)	$1,267,206	09/19/25	686,920	686,920
Common Stock (B)	26,464 shs.	09/19/25	26,464	26,464
			713,384	713,384
Mission Microwave
A leading provider of high-performance solid-state power amplifiers and block upconverters to support ground-based, maritime, airborne, and space-based satellite communication applications.
9.50% Senior Term Loan due 03/01/2030 (SOFR + 5.500%) (G)	$1,438,027	03/01/24	1,242,345	1,227,542
Limited Liability Company Unit (B)	614 uts.	03/01/24	61,400	38,704
			1,303,745	1,266,246
MNS Engineers, Inc.
A consulting firm that provides civil engineering, construction management and land surveying services.
9.26% Term Loan due 08/13/2027 (SOFR + 5.000%)	$904,000	08/09/21	898,468	904,000
Limited Liability Company Unit (B)	200,000 uts.	08/09/21	200,000	492,000
			1,098,468	1,396,000
Mobile Pro Systems
A manufacturer of creative mobile surveillance systems for real-time monitoring in nearly any environment.
11.00% PIK Second Lien Term Loan due 06/23/2027	$1,218,849	06/27/22	1,213,008	1,218,849
Common Stock (B) (F)	8,235 uts.	06/27/22	823,529	1,326,541
			2,036,537	2,545,390
Momentum Group
A leading value-added distributor of design-focused textiles and wallcoverings to hospitality, workplace, healthcare, and other commercial end markets (no residential exposure).
9.50% Term Loan due 03/28/2029 (SOFR + 5.500%) (G)	$986,162	03/28/25	866,799	867,503

MSI Express
A contract manufacturer and packager of shelf-stable food and beverages for major consumer packaged goods.
8.50% Term Loan due 03/24/2031 (SOFR + 4.500%) (G)	$1,143,862	03/24/25	834,417	837,536

See Notes to Consolidated Financial Statements 21

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 103.18%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 99.95%: (C)

Music Reports, Inc.
An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
10.72% Incremental Term Loan due 08/25/2026 (SOFR + 6.250%)	$1,630,439	11/05/21	$1,624,354	$1,602,721
10.72% Term Loan due 08/25/2026 (SOFR + 6.250%)	$1,141,668	08/25/20	1,137,403	1,122,260
			2,761,757	2,724,981
Navia Benefit Solutions, Inc.
A third-party administrator of employee-directed healthcare benefits.
8.66% Term Loan due 02/11/2029 (SOFR + 4.500%)	$2,291,170	02/10/21	2,280,857	2,291,170
8.76% Incremental Term Loan due 02/11/2029 (SOFR + 4.500%)	$1,018,500	11/14/22	1,009,356	1,018,500
			3,290,213	3,309,670
Net at Work
An SMB-focused IT service provider specializing in software sales, implementation, managed services and hosting services.
8.75% Term Loan due 09/13/2029 (SOFR + 4.750%) (G)	$3,404,280	9/13/2023	2,115,351	2,171,325
Limited Liability Company Unit (B) (F)	66,152 uts.	9/13/2023	66,152	85,998
			2,181,503	2,257,323
Newforma
A leader in Project Information Management software for the construction industry.
10.50% Term Loan due 04/02/2029 (SOFR + 6.500%) (G)	$1,824,940	03/31/23	1,677,670	1,658,465
Limited Liability Company Unit (B)	203,181 uts.	08/15/23	209,327	97,527
			1,886,997	1,755,992
Northstar Recycling
A managed service provider for waste and recycling services, primarily targeting food and beverage end markets.
8.65% Senior Term Loan due 12/23/2030 (SOFR + 4.650%) (G)	$3,275,847	*	2,810,483	2,812,174
* 12/02/24 and 09/02/25

Ocelot Holdco
An electric power services provider that focuses on construction and maintenance services, installing electrical distribution systems and substation infrastructure.
10.00% Term Loan due 10/20/2027	$330,000	10/24/23	330,000	330,000
Preferred Stock	27 shs.	10/24/23	248,790	274,300
Common Stock (I)	21 shs.	10/24/23	—	265,311
			578,790	869,611
Omega Holdings
A distributor of aftermarket automotive air conditioning products.
9.35% Senior Term Loan due 03/30/2029 (SOFR + 5.000%) (G)	$1,255,761	03/31/22	875,694	887,611

See Notes to Consolidated Financial Statements 22

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 103.18%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 99.95%: (C)

ORS Nasco
A leading industrial maintenance, repair, and operations (“MRO”) product wholesale distributor.
9.00% Term Loan due 08/07/2031 (SOFR + 5.000%)	$880,803	06/13/25	$868,238	$868,912

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you, “free from” healthy and gluten-free categories.
Common Stock Class A (B)	772,121 shs.	*	772,121	887,939
* 01/29/16 and 02/17/17.

Parkview Dental Partners
A dental service organization focused in the southwest Florida market.
12.49% Term Loan due 10/20/2029 (SOFR + 8.300%) (G)	$1,248,639	10/20/23	1,231,818	1,244,893
Limited Liability Company Unit (B)	61,982 uts.	10/20/23	619,823	774,828
			1,851,641	2,019,721
Pearl Holding Group
A managing general agent that originates, underwrites, and administers non-standard auto insurance policies for carriers in Florida.
10.54% (4.00% PIK) First Lien Term Loan due 12/16/2026 (SOFR + 6.000%)	$3,872,941	12/20/21	3,840,495	3,485,647
Warrant - Class A, to purchase common stock at $.01 per share (B)	1,874 uts.	12/22/21	—	—
Warrant - Class B, to purchase common stock at $.01 per share (B)	633 uts.	12/22/21	—	—
Warrant - Class CC, to purchase common stock at $.01 per share (B)	65 uts.	12/22/21	—	—
Warrant - Class D, to purchase common stock at $.01 per share (B)	181 uts.	12/22/21	—	—
			3,840,495	3,485,647
Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
10.16% Term Loan due 11/17/2026 (SOFR + 6.000%)	$3,427,240	*	3,415,212	3,427,240
* 11/17/17 and 10/01/20.

Polara (VSC Polara LLC)
A manufacturer of pedestrian traffic management and safety systems, including accessible pedestrian signals, “push to walk” buttons, and related “traffic” control units.
8.90% Term Loan due 12/03/2027 (SOFR + 4.750%) (G)	$1,799,927	12/03/21	1,483,026	1,496,372
Limited Liability Company Unit (B) (F)	2,963 uts.	12/03/21	296,343	776,861
			1,779,369	2,273,233

See Notes to Consolidated Financial Statements 23

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 103.18%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 99.95%: (C)

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
2.50% (2.500% PIK) Senior Subordinated Note due 12/31/2027 (D)	$4,851,944	07/31/14	$2,159,212	$1,654,513
Limited Liability Company Unit (B)	300,485 uts.	07/31/14	300,485	—
Limited Liability Company Unit Class F (B)	75,022 uts.	*	50,322	—
* 09/28/17 and 02/15/18.			2,510,019	1,654,513

Portfolio Group
A provider of professional finance and insurance products to automobile dealerships, delivering a suite of offerings that supplement earnings derived from vehicle transactions.
10.15% First Lien Term Loan due 12/02/2025 (SOFR + 6.000%) (G)	$2,572,359	11/15/21	2,568,326	2,464,320

Pro Vision
A leading mobile video technology solutions provider, including vehicle video recording systems, body-worn cameras, data management and cloud based storage solutions for commercial, transit, and public safety organizations.
8.66% Term Loan due 09/23/2030 (SOFR + 4.500%) (G)	$1,875,460	09/23/24	1,483,405	1,487,403
Limited Liability Company Unit (B)	451 uts.	09/23/24	45,156	46,090
			1,528,561	1,533,493
Process Insights Acquisition, Inc.
A designer and assembler of highly engineered, mission critical instruments and sensors that provide compositional analyses to measure contaminants and impurities within gases and liquids.
10.45% Term Loan due 07/18/2029 (SOFR + 6.250%)	$1,578,005	07/18/23	1,553,078	1,423,361
Limited Liability Company Unit (B)	66 uts.	07/18/23	66,000	24,991
			1,619,078	1,448,352
ProcessBarron (Process Equipment, Inc. / PB Holdings, LLC)
Specializes in the design, manufacturing, installation, maintenance and repair of parts and equipment for blue chip industrial customers in the Southern US.
9.37% Term Loan due 09/06/2026 (SOFR + 5.250%)	$1,400,164	03/06/19	1,396,698	1,386,162

ProfitOptics
A software development and consulting company that delivers solutions via its proprietary software development platform, Catalyst.
10.01% Term Loan due 03/15/2028 (SOFR + 5.750%) (G)	$1,666,452	03/15/22	1,407,742	1,421,291
Limited Liability Company Unit (B)	193,548 uts.	03/15/22	129,032	332,903
			1,536,774	1,754,194
Project Halo
A two-sided platform that provides a cloud-based compliance reporting software to fire departments, water municipalities, and state building departments, which is used by authorities having jurisdictions to ensure commercial properties within its jurisdiction maintain compliance with fire codes and annual / semi-annual inspection requirements for fire alarms, sprinklers, fire extinguishers, etc.
9.25% Senior Term Loan due 02/06/2032 (SOFR + 5.000%) (G)	$2,000,000	02/06/25	1,139,929	1,143,002

See Notes to Consolidated Financial Statements 24

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 103.18%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 99.95%: (C)

Randy's Worldwide
A designer and distributor of automotive aftermarket parts serving the repair/replacement, off-road and racing/performance segments.
9.25% First Lien Term Loan due 11/01/2029 (SOFR + 5.000%) (G)	$478,189	11/01/22	$419,922	$427,857
Limited Liability Company Unit Class A (B)	133 uts.	12/01/22	13,300	17,551
			433,222	445,408
RapidAir
An asset‐light manufacturer of branded compressed air products, including fittings, accessories, aluminum piping, filtration, and other adjacent products/services.
8.85% Senior Term Loan due 10/15/2030 (SOFR + 4.750%) (G)	$1,131,681	10/15/24	608,492	595,580
Limited Liability Company Unit (B)	61 uts.	10/15/24	61,000	47,323
			669,492	642,903
Real Chemistry
A leading pure-play, tech-enabled analytical marketing agency in the U.S primarily serving the pharmaceutical and healthcare industry.
8.50% Term Loan due 04/12/2032 (SOFR + 4.500%) (G)	$1,000,000	04/10/25	678,840	678,696

Recovery Point Systems, Inc.
A provider of IT infrastructure, colocation and cloud based resiliency services.
10.18% Term Loan due 02/14/2028 (SOFR + 5.750%)	$2,688,489	08/12/20	2,680,777	2,688,489
Limited Liability Company Unit (B) (F)	44,803 uts.	03/05/21	44,803	22,850
			2,725,580	2,711,339
Renovation Brands (Renovation Parent Holdings, LLC)
A portfolio of seven proprietary brands that sell various home improvement products primarily through the e-Commerce channel.
9.31% Term Loan due 11/15/2027 (SOFR + 5.000%)	$1,868,932	11/15/21	1,852,424	1,775,485
Limited Liability Company Unit (B)	80,957 uts.	09/29/17	80,957	55,861
			1,933,381	1,831,346
RKD Group
A provider of marketing and fundraising services to non-profit organizations (“NPOs”) in the U.S. RKD provides a full suite of services including strategic planning, content creation/design, campaign execution, as well as data analytics to improve donor segmentation and provide strategic insights to inform future campaigns.
9.69% Term Loan due 05/19/2031 (SOFR + 5.500%) (G)	$3,492,872	05/19/25	2,920,878	2,923,221

RoadOne IntermodaLogistics
A provider of intermodal logistics and solutions including drayage (moving containers at port/rail locations), dedicated trucking services, warehousing, storage, and transloading (unloading, storing, and repackaging freight), among other services.
10.56% Term Loan due 12/29/2028 (SOFR + 6.250%) (G)	$1,301,206	12/30/22	1,255,826	1,276,664

See Notes to Consolidated Financial Statements 25

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 103.18%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 99.95%: (C)

Rock Labor
A provider of live entertainment event labor in the United States.
9.66% Term Loan due 09/14/2029 (SOFR + 5.500%) (G)	$826,251	09/14/23	$689,838	$701,198
Limited Liability Company Unit (B) (F)	25,455 uts.	09/14/23	136,294	148,912
			826,132	850,110
ROI Solutions
Call center outsourcing and end user engagement services provider.
8.87% Term Loan due 10/03/2029 (SOFR + 5.000%) (G)	$2,959,501	10/03/24	2,127,184	2,156,714

RPX Corp
A provider of subscription services that help member companies mitigate the risk of patent disputes and reduce the cost of patent litigation.
9.43% Term Loan due 08/02/2030 (SOFR + 5.250%) (G)	$4,955,041	08/02/24	4,391,082	4,411,318

Ruffalo Noel Levitz
A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
8.28% PIK Term Loan due 12/31/2026 (SOFR + 4.000%) (D)	$2,682,000	01/08/19	2,682,000	646,362
11.00% Senior Term Loan due 04/15/2030 (SOFR + 7.000%) (G)	$102,089	04/15/25	764	1,674
			2,682,764	648,036
Safety Products Holdings, Inc.
A manufacturer of highly engineered safety cutting tools.
8.95% Term Loan due 12/16/2028 (SOFR + 4.750%) (G)	$4,004,930	*	3,990,180	4,004,930
Common Stock (B)	60 shs.	12/16/20	60,667	80,448
* 12/15/20 and 07/24/24.			4,050,847	4,085,378

Sandvine Corporation
A provider of active network intelligence solutions.
Class A Units (B) (I)	1,397 uts	06/28/24	—	—
Class B Units (B) (I)	4,858 uts	06/28/24	—	—
Class C Units (B) (I)	63,636 uts	06/28/24	—	—
			—	—
Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
9.21% First Lien Term Loan due 07/30/2027 (SOFR + 4.750%)	$3,587,475	07/27/18	3,571,116	3,559,851

SBP Holding LP
A specialty product distribution platform which provides mission-critical products, services, and technical expertise across industrial rubber and fluid power segments.
9.16% Term Loan due 03/27/2028 (SOFR + 5.000%) (G)	$2,475,480	03/27/23	1,327,492	1,355,970

See Notes to Consolidated Financial Statements 26

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 103.18%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 99.95%: (C)

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
6.35% (3.75% PIK) Term Loan due 12/15/2028 (SOFR + 2.250%)	$3,027,187	12/16/21	$3,000,200	$2,642,734

Screenvision Media
One of two leading cinema advertising networks in the US, offering advertising solutions to national and local brands across an exclusive in-cinema network.
9.32% First Lien Term Loan due 04/25/2030 (SOFR + 5.000%) (G)	$994,589	04/25/25	871,511	871,460
12.82% Second Lien Term Loan due 04/25/2030 (SOFR + 8.500%)	$892,192	04/25/25	859,630	859,538
			1,731,141	1,730,998
SEKO Worldwide, LLC
A third-party logistics provider of ground, ocean, air and home delivery forwarding services.
11.32% (6.00% PIK) Senior Term Loan due 11/27/2029 (SOFR + 7.000%)	$1,082,054	11/27/24	1,076,385	961,659
Common Stock (B)	373 shs.	11/27/24	1,639,661	—
			2,716,046	961,659
Smartling, Inc.
A provider in SaaS-based translation management systems and related translation services.
8.76% Term Loan due 11/08/2027 (SOFR + 4.500%) (G)	$3,381,618	11/03/21	3,152,071	3,175,735

smartShift Technologies
A provider of technology-enabled services for the SAP ERP ecosystem.
9.08% Term Loan due 09/01/2029 (SOFR + 5.000%) (G)	$3,061,177	09/01/23	2,662,562	2,712,490
Common Stock (B)	58 shs.	09/01/23	58,000	119,825
			2,720,562	2,832,315
Sonicwall
A provider of network security (i.e. firewall products) primarily focused on the SMB market.
9.50% Incremental Term Loan due 05/18/2028 (SOFR + 5.500%)	$1,924,528	06/13/25	1,889,995	1,828,302

Spatco
A provider of mission-critical services to maintain, test, inspect, certify, and install fueling station infrastructure.
9.32% Term Loan due 07/23/2030 (SOFR + 5.000%) (G)	$3,398,710	07/23/24	2,514,744	2,528,061
Limited Liability Company Unit (B) (F)	97,271 uts.	*	97,271	68,090
*07/23/24 & 06/30/25			2,612,015	2,596,151

Stackline
An e-commerce data company that tracks products sold through online retailers.
11.95% Senior PIK Note due 07/30/2028 (SOFR + 7.750%)	$5,387,274	07/29/21	5,359,709	5,387,273
Common Stock (B)	2,720 shs.	07/30/21	85,374	156,046
			5,445,083	5,543,319

See Notes to Consolidated Financial Statements 27

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 103.18%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 99.95%: (C)

Standard Elevator Systems
A scaled manufacturer of elevator components combining four elevator companies, Standard Elevator Systems, EMI Porta, Texacone, and ZZIPCO.
10.19% Term Loan due 12/02/2027 (SOFR + 5.750%) (G)	$2,443,962	12/02/21	$2,206,821	$2,038,729
10.03% Incremental Term Loan due 12/02/2027 (SOFR + 5.750%)	$918,780	04/02/24	907,923	848,953
			3,114,744	2,887,682
Stratus Unlimited
A nationwide provider of brand implementation services, including exterior and interior signage, refresh and remodel, and facility maintenance and repair.
9.91% Term Loan due 06/30/2027 (SOFR + 5.500%) (G)	$1,831,768	07/02/21	1,814,220	1,777,918
9.66% Incremental Term Loan due 06/30/2027 (SOFR + 5.250%) (G)	$1,483,508	06/07/24	750,440	716,515
Limited Liability Company Unit (B)	149 uts.	06/30/21	149,332	119,628
			2,713,992	2,614,061
SVI International, Inc.
A supplier of aftermarket repair parts and accessories for automotive lifts, automotive shop equipment, and other specialty equipment (hospital bed lifts, boat lifts, etc.).
11.04% Term Loan due 03/04/2030 (SOFR + 6.750%) (G)	$2,146,355	03/04/24	1,891,959	1,923,582
Limited Liability Company Unit (B) (F)	623,762 uts.	03/04/24	623,762	1,091,584
			2,515,721	3,015,166
Swoop
Swoop is a provider of marketing data and engagement technology to the biopharma industry.
8.66% Term Loan due 04/12/2032 (SOFR + 4.500%) (G)	$1,000,000	04/10/25	541,642	545,455

Tank Holding
A manufacturer of proprietary rotational molded polyethylene and steel storage tanks and containers.
10.01% Term Loan due 03/31/2028 (SOFR + 5.750%) (G)	$968,918	03/31/22	916,221	915,593
10.26% Incremental Term Loan due 03/31/2028 (SOFR + 6.000%)	$445,078	05/22/23	438,212	441,962
			1,354,433	1,357,555
Tapco
A leading manufacturer, distributor, service provider and software provider of intelligent transportations safety systems in North America.
8.91% Term Loan due 11/15/2030 (SOFR + 4.750%) (G)	$3,468,610	11/15/24	3,016,130	3,017,181
Common Stock (B)	47 shs.	*	50,501	62,704
*11/15/24 & 08/20/25			3,066,631	3,079,885

Team Air (Swifty Holdings LLC)
A leading HVAC wholesale distributor headquartered in Nashville, Tennessee.
14.00% Senior Subordinated Note due 05/02/2030	$2,100,000	05/25/23	2,077,791	2,068,919
14.00% Senior Subordinated Note due 08/31/2027	$408,333	08/30/24	402,549	402,290
14.00% Senior Subordinated Note due 12/16/2029	$124,444	12/19/24	122,525	122,603
Limited Liability Company Unit (B) (F)	1,808,241 uts.	*	1,829,395	1,500,840
* 05/25/23 and 08/30/24.			4,432,260	4,094,652

See Notes to Consolidated Financial Statements 28

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 103.18%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 99.95%: (C)

Tencarva Machinery Company
A distributor of mission critical, engineered equipment, replacement parts and services in the industrial and municipal end-markets.
8.90% Senior Term Loan due 12/20/2027 (SOFR + 4.750%) (G)	$4,026,715	12/20/21	$3,340,168	$3,320,886
8.90% Term Loan due 12/20/2027 (SOFR + 4.750%) (G)	$935,441	01/02/25	408,463	408,386
			3,748,631	3,729,272
Terrybear
A designer and wholesaler of cremation urns and memorial products for people and pets.
10.00% (4.00% PIK) Term Loan due 04/27/2028	$2,036,439	04/29/22	2,021,064	1,855,196
Limited Liability Company Unit (B) (F)	170,513 uts.	04/29/22	1,671,026	100,603
			3,692,090	1,955,799
The Caprock Group (aka TA/TCG Holdings, LLC)
A wealth manager focused on ultra-high-net-worth individuals, who have $25-30 million of investable assets on average.
8.91% Senior Term Loan due 12/22/2028 (SOFR + 4.750%) (G)	$2,473,112	05/21/25	1,364,643	1,365,126
8.91% Term Loan due 12/22/2028 (SOFR + 4.750%) (G)	$1,076,467	12/22/21	676,468	675,094
			2,041,111	2,040,220
The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
8.91% Term Loan due 10/31/2031 (SOFR + 4.750%) (G)	$1,615,404	10/31/24	1,219,606	1,222,491

The Octave Music Group, Inc. (fka TouchTunes)
A global provider of digital music and media and introduced the play-for-play digital jukebox in 1998.
Limited Liability Company Unit (B)	51,282 uts.	04/01/22	51,282	148,718

Tipco Technologies
A fluid solution supplier for industrial, hydraulic and high-purity applications.
9.25% Term Loan due 12/03/2029 (SOFR + 5.250%) (G)	$1,200,196	09/03/24	1,091,243	1,091,249

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
9.90% (2.00% PIK) Incremental Term Loan due 02/19/2026 (SOFR + 5.500%)	$3,439,279	02/25/21	3,425,488	2,923,387
9.90% (2.00% PIK) Incremental Term Loan due 03/31/2027 (SOFR + 5.500%)	$116,569	10/19/23	115,091	99,084
			3,540,579	3,022,471
Trintech, Inc.
An international provider of core, cloud-based financial close software.
9.66% Term Loan due 07/25/2029 (SOFR + 5.500%) (G)	$3,443,125	07/25/23	3,198,954	3,250,781

See Notes to Consolidated Financial Statements 29

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 103.18%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 99.95%: (C)

Turnberry Solutions, Inc.
A provider of technology consulting services.
10.01% Term Loan due 09/02/2026 (SOFR + 5.750%)	$3,253,914	07/29/21	$3,242,184	$3,253,914

UHY LLP
A top 30 US CPA firm providing tax, audit and consulting advisory services primarily to middle market customers.
8.95% Term Loan due 11/21/2031 (SOFR + 4.750%) (G)	$4,056,800	11/22/24	1,900,677	1,936,260

Unosquare
A provider of outsourced digital engineering and software development services for the banking, financial services, insurance, life sciences, and high-tech industries.
8.91% Term Loan due 06/02/2031 (SOFR + 4.750%) (G)	$1,241,427	06/02/25	723,583	724,541
Limited Liability Company Unit (B)	31,314 uts.	06/02/25	31,314	31,314
			754,897	755,855
USA Industries
A manufacturer and supplier of piping isolation & testing products, tube plugs, flow measurement orifice plates, and heat exchanger tools which are sold or rented to customers.
13.75% (1.00% PIK) Term Loan due 06/30/2029	$1,173,686	03/14/24	1,161,451	1,173,686
Limited Liability Company Unit (B)	51,696 uts.	03/14/24	96,154	273,470
			1,257,605	1,447,156
U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
9.96% Term Loan due 06/01/2026 (SOFR + 5.500%)	$4,949,432	*	4,938,178	4,939,534
* 11/30/18 and 10/10/24

VB Spine
A producer of implants and various devices used in fusion and non-fusion spinal surguries.
12.80% Secured Term Loan due 03/25/2030 (SOFR + 8.500%)	$3,194,256	03/31/25	3,080,374	3,079,263
Common Stock (B) (I)	53,737 shs.	45747	—	—
			3,080,374	3,079,263
VitalSource
A provider of digital fulfillment software for the higher education sector.
8.67% Term Loan due 06/03/2030 (SOFR + 4.500%) (G)	$3,239,070	06/01/21	3,141,860	3,148,156
8.67% Incremental Term Loan due 06/03/2030 (SOFR + 4.500%)	$152,129	04/21/25	150,742	150,851
Limited Liability Company Unit (B) (F)	3,837 uts.	06/01/21	38,367	101,020
			3,330,969	3,400,027
Warner Pacific Insurance Services
A wholesale insurance broker focused on employee benefits.
9.40% Term Loan due 12/27/2027 (SOFR + 5.000%) (G)	$2,724,472	08/01/23	1,659,033	1,669,017
9.10% Senior Term Loan due 12/27/2027 (SOFR + 5.000%)	$330,691	12/23/24	327,576	328,707
			1,986,609	1,997,724

See Notes to Consolidated Financial Statements 30

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 103.18%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 99.95%: (C)

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
Limited Liability Company Unit (B) (F)	751,212 uts.	08/03/15	$751,212	$—

Whitcraft Holdings, Inc.
A leading supplier of highly engineered components for commercial and military aircraft engines.
10.83% First Lien Term Loan due 02/15/2029 (SOFR + 6.500%) (G)	$3,407,606	*	2,432,081	2,450,416
Limited Liability Company Unit (B)	8,412 uts.	02/15/23	84,116	147,371
* 02/15/23 and 09/30/25			2,516,197	2,597,787

Wilson Language Training
A leading provider of supplemental literacy curriculum and professional development products for the K-12 market, with a particular emphasis on early reading (K-3).
9.07% Term Loan due 04/19/2032 (SOFR + 4.750%) (G)	$1,257,465	04/17/25	944,490	945,848

Woodland Foods, Inc.
A provider of specialty dry ingredients such as herbs & spices, rice & grains, mushrooms & truffles, chilies, and other ingredients to customers within the industrial, foodservice, and retail end-markets.
9.82% Term Loan due 12/29/2028 (SOFR + 5.500%) (G)	$2,524,814	12/01/21	2,072,430	2,065,865
9.80% Senior Term Loan due 12/29/2028 (SOFR + 5.500%)	$430,803	04/09/24	425,702	426,495
9.82% Incremental Term Loan due 12/29/2028 (SOFR + 5.500%)	$187,722	03/05/25	185,494	185,845
Limited Liability Company Unit (B) (F)	303 uts.	09/29/17	304,775	258,531
Limited Liability Company Unit Preferred (B) (F)	66 uts.	09/29/17	90,138	90,096
Preferred Stock (B) (F)	21 shs.	03/05/25	29,471	30,829
			3,108,010	3,057,661
World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
8.70% Term Loan due 03/22/2030 (SOFR + 4.500%) (G)	$3,450,055	03/22/24	3,228,329	3,279,727

Worldwide Electric Corporation
Develops, produces, and distributes electric motors, gear reducers, motor controls, generators, and frequency converters.
9.00% Term Loan due 10/03/2028 (SOFR + 5.000%) (G)	$1,951,335	10/03/22	1,678,472	1,691,180

Ziyad
An end-to-end importer, brand manager, value-added processor, and distributor of Middle Eastern and Mediterranean foods.
9.90% Term Loan due 02/09/2028 (SOFR + 5.750%) (G)	$2,033,186	02/09/22	1,822,831	1,816,226
9.90% Incremental Term Loan due 02/09/2028 (SOFR + 5.750%)	$1,313,110	08/31/23	1,297,115	1,298,535
Limited Liability Company Unit (B) (F)	65 uts.	02/09/22	65,036	126,991
			3,184,982	3,241,752

See Notes to Consolidated Financial Statements 31

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 103.18%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 99.95%: (C)

Total Private Placement Investments (E)			$329,888,467	$349,375,950
See Notes to Consolidated Financial Statements 32

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2025
(Unaudited)

Corporate Restricted Securities - 104.81%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 3.23%: (H)

Bonds - 3.23%
Carriage Purchaser Inc.	7.875	10/15/2029	$1,250,000	$1,041,585	$1,162,047
County of Gallatin MT	11.500	09/01/2027	680,000	680,000	700,348
CSC Holdings LLC	5.000	11/15/2031	1,250,000	1,096,782	437,500
Inmarsat Finance PLC	9.000	09/15/2029	1,060,000	1,059,486	1,114,489
Liberty Cablevision of Puerto Rico	6.750	10/15/2027	1,250,000	1,181,381	748,456
Nielsen	9.290	04/15/2029	1,373,000	1,352,729	1,347,860
Prince	9.000	02/15/2030	1,260,000	1,127,769	711,900
Radiology Partners, Inc	9.781	02/15/2030	1,650,302	1,583,208	1,613,892
Staples	10.750	09/01/2029	1,500,000	1,463,848	1,483,154
Terrier Media Buyer, Inc.	8.875	12/15/2027	825,000	809,557	757,697
Wilsonart	11.000	08/15/2032	1,250,000	1,234,491	1,216,811
Total Bonds				12,630,836	11,294,154

Common Stock - 0.00%
TherOX, Inc. (B)			6 shs	—	—
Touchstone Health Partnership (B)			1,168 shs	—	—
Total Common Stock				—	—

Total Rule 144A Securities				$12,630,836	$11,294,154

Total Corporate Restricted Securities				$342,519,303	$360,670,104

See Notes to Consolidated Financial Statements 33

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2025
(Unaudited)

Corporate Public Securities - 4.03%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 3.67%
AP Highlands	—	9.375	10/16/28	$1,410,891	$1,400,172	$1,410,891
Aretec Group Inc	3.500	7.663	08/09/30	1,831,523	1,835,805	1,831,230
Bausch Health Companies Inc.	6.250	10.413	10/08/30	1,830,275	1,788,493	1,801,101
BMC Software	5.750	9.949	07/30/32	2,000,000	1,977,360	1,945,000
Fidelis	5.000	9.322	10/17/31	1,985,000	1,976,422	1,976,464
Mcafee	6.250	10.818	07/27/28	68,739	68,739	13,691
Precisely	4.000	8.570	04/24/28	1,906,659	1,888,918	1,835,160
Syncsort Incorporated	7.250	11.820	04/23/29	444,444	442,909	423,520
Twitter	6.500	10.958	10/26/29	992,347	991,239	972,639
Two Kings Casino	4.750	8.913	03/29/32	593,600	590,836	606,214
Total Bank Loans					12,960,893	12,815,910

Bonds - 0.36%
Jetblue Airways	—	9.875	09/20/31	1,250,000	1,329,262	1,267,840
Total Bonds					1,329,262	1,267,840

Common Stock - 0.00%
Chase Packaging Corporation (B)				9,541 shs	—	286
Total Common Stock					—	286

Total Corporate Public Securities					$14,290,155	$14,084,036

Total Investments		107.21%			$356,809,458	$374,754,140
Other Assets		5.88				20,574,501
Liabilities		(13.09)				(45,767,040)
Total Net Assets		100.00%				$349,561,601
(A)    In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)    Non-income producing security.
(C)    Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)    Defaulted security; interest not accrued.
(E)    Illiquid securities. As of September 30, 2025, the value of these securities amounted to $349,375,950 or 99.95% of net assets.
(F)    Held in CI Subsidiary Trust.
(G)    A portion of these securities contain unfunded commitments. As of September 30, 2025, total unfunded commitments amounted to $41,626,969 and had unrealized depreciation of $(171,096) or (0.05)% of net assets. See Note 7.
(H)    Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
(I)    Security received at zero cost through a restructuring of previously held debt or equity securities.

PIK - Payment-in-kind
SOFR - Secured Overnight Financing Rate

See Notes to Consolidated Financial Statements 34

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2025
(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 5.32%
Accurus Aerospace	$940,885
Applied Aerospace Structures Corp.	1,806,794
Bridger Aerospace	392,419
County of Gallatin MT	700,348
Compass Precision	5,126,768
CTS Engines	2,754,783
Mission Microwave	1,266,246
Trident Maritime Systems	3,022,471
Whitcraft Holdings, Inc.	2,597,787
18,608,501
AIRLINES - 2.61%
Aero Accessories	4,498,350
Echo Logistics	3,364,876
Jetblue Airways	1,267,840
9,131,066
AUTOMOTIVE - 3.24%
Aurora Parts & Accessories LLC (d.b.a Hoosier)	794,690
BBB Industries LLC - DBA (GC EOS Buyer Inc.)	902,829
EFC International	2,679,688
Omega Holdings	887,611
Randy's Worldwide	445,408
Spatco	2,596,151
SVI International, Inc.	3,015,166
11,321,543

BROKERAGE, ASSET MANAGERS & EXCHANGES - 1.46%
Aretec Group Inc	1,831,230
The Caprock Group (aka TA/TCG Holdings, LLC)	2,040,220
The Hilb Group, LLC	1,222,491
5,093,941
BUILDING MATERIALS - 1.20%
Decks Direct	1,861,012
Lockmasters Incorporated	1,121,969
Wilsonart	1,216,811
4,199,792
CABLE & SATELLITE - 0.66%
CSC Holdings LLC	437,500
Inmarsat Finance PLC	1,114,489
Liberty Cablevision of Puerto Rico	748,456
2,300,445

Industry Classification:	Fair Value/ Market Value

CAPITAL GOODS - 0.61%
GME Supply	$2,128,081

CHEMICALS - 1.07%
Americo Chemical Products	1,380,562
Polytex Holdings LLC	1,654,513
Prince	711,900
3,746,975

CONSUMER CYCLICAL SERVICES - 7.49%
CEC Entertainment Inc	685,217
CJS Global	5,541,301
Expert Institute Group	311,475
LYNX Franchising	4,761,807
Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)	816,211
Mobile Pro Systems	2,545,390
ROI Solutions	2,156,714
Staples	1,483,154
Swoop	545,455
Team Air (Swifty Holdings LLC)	4,094,652
Turnberry Solutions, Inc.	3,253,914
26,195,290
CONSUMER INDUSTRIAL - 0.88%
Tapco	3,079,885

CONSUMER PRODUCTS - 3.45%
Elite Sportswear Holding, LLC	321,340
Handi Quilter Holding Company (Premier Needle Arts)	56,848
Ice House America	1,994,124
Jones Fish	5,914,156
Renovation Brands (Renovation Parent Holdings, LLC)	1,831,346
Terrybear	1,955,799
12,073,613
DIVERSIFIED MANUFACTURING - 4.21%
Accelevation	373,446
HTI Technology & Industries Inc.	1,488,459
MNS Engineers, Inc.	1,396,000
Process Insights Acquisition, Inc.	1,448,352
Safety Products Holdings, Inc.	4,085,378
Standard Elevator Systems	2,887,682
Tank Holding	1,357,555
Worldwide Electric Corporation	1,691,180
14,728,052

See Notes to Consolidated Financial Statements 35

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2025
(Unaudited)

Industry Classification:	Fair Value/ Market Value

ELECTRIC - 2.67%
Cascade Services	$2,948,558
Dwyer Instruments, Inc.	3,389,621
Franklin Energy	1,447,075
Pro Vision	1,533,493
9,318,747
ENVIRONMENTAL - 1.38%
ENTACT Environmental Services, Inc.	2,019,692
Northstar Recycling	2,812,174
4,831,866
FINANCIAL COMPANIES - 1.11%
AP Highlands	1,410,891
Portfolio Group	2,464,320
3,875,211
FINANCIAL OTHER - 2.52%
Bishop Street Underwriter	825,161
Coduet Royalty Holdings, LLC	243,889
Cogency Global	3,100,573
Fidelis	1,976,464
Merchant Industry	713,384
UHY LLP	1,936,260
8,795,731
FOOD & BEVERAGE - 3.26%
California Custom Fruits & Flavors	659,709
PANOS Brands LLC	887,939
Sara Lee Frozen Foods	3,559,851
Westminster Acquisition LLC	—
Woodland Foods, Inc.	3,057,661
Ziyad	3,241,752
11,406,912

GAMING - 0.17%
Two Kings Casino	606,214

HEALTHCARE - 8.01%
Cadence, Inc.	3,006,346
Cloudbreak	4,591,009
Golden Ceramic Dental Lab	2,998,143
Heartland Veterinary Partners	4,958,483
HemaSource, Inc.	1,590,295
Home Care Assistance, LLC	1,477,814
Illumifin	837,241
Innovia Medical	906,930
Navia Benefit Solutions, Inc.	3,309,670
Parkview Dental Partners	2,019,721
Radiology Partners, Inc	1,613,892

Industry Classification:	Fair Value/ Market Value

Real Chemistry	$678,696
27,988,240

HEALTH INSURANCE - 0.57%
Warner Pacific Insurance Services	1,997,724

INDUSTRIAL OTHER - 20.48%
Accredited Labs	2,000,000
Application Bootcamp LLC	2,157,906
BKF Engineers	1,046,694
Caldwell & Gregory LLC	2,974,016
Coker	1,339,422
Concept Machine Tool Sales, LLC	1,189,669
Door & Window Guard Systems	884,965
Electric Equipment and Engineering	3,421,181
Gojo Industries	1,237,121
LaunchPad Home Group	915,600
Madison Indoor Air Solutions	28,020,420
Media Recovery, Inc.	2,040,679
Momentum Group	867,503
MSI Express	837,536
Ocelot Holdco	869,611
ORS Nasco	868,912
Polara (VSC Polara LLC)	2,273,233
ProcessBarron (Process Equipment, Inc. / PB Holdings, LLC)	1,386,162
RapidAir	642,903
SBP Holding LP	1,355,970
Stratus Unlimited	2,614,061
Tencarva Machinery Company	3,729,272
Tipco Technologies	1,091,249
USA Industries	1,447,156
VB Spine	3,079,263
World 50, Inc.	3,279,727
71,570,231
LOCAL AUTHORITY - 0.85%
LeadsOnline	2,956,203

See Notes to Consolidated Financial Statements 36

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
September 30, 2025
(Unaudited)

Industry Classification:	Fair Value/ Market Value

MEDIA & ENTERTAINMENT - 6.01%
Advantage Software	$121,969
ASC Communications, LLC (Becker's Healthcare)	3,369,945
BrightSign	3,102,937
DistroKid	4,347,683
Music Reports, Inc.	2,724,981
RKD Group	2,923,221
Rock Labor	850,110
Screenvision Media	1,730,998
Terrier Media Buyer, Inc.	757,697
The Octave Music Group, Inc. (fka TouchTunes)	148,718
Wilson Language Training	945,848
21,024,107
PACKAGING - 1.43%
Brown Machine LLC	1,527,104
Chase Packaging Corporation	286
Diversified Packaging	2,476,698
Five Star Holding, LLC	1,004,926
5,009,014
PHARMACEUTICALS - 0.52%
Bausch Health Companies Inc.	1,801,101

PROPERTY AND CASUALTY - 1.00%
Pearl Holding Group	3,485,647

TECHNOLOGY - 21.85%
ABC Legal Services	625,078
AdaCore Inc	2,104,925
Becklar	1,818,026
Best Lawyers (Azalea Investment Holdings, LLC)	3,290,753
BMC Software	1,945,000
CAi Software	1,290,142
Cash Flow Management	1,866,287
CloudOne Digital Corp	1,614,024
CloudWave	3,573,387
Cognito Forms	3,259,259
Coherus Biosciences	594,457
Command Alkon	68,726

Industry Classification:	Fair Value/ Market Value

Comply365	1,296,105
DataServ	$38,601
EFI Productivity Software	1,080,177
Follett School Solutions	3,060,682
HaystackID	1,209,784
Mcafee	13,691
Net at Work	2,257,323
Newforma	1,755,992
Nielsen	1,347,860
Precisely	1,835,160
ProfitOptics	1,754,194
Project Halo	1,143,002
Recovery Point Systems, Inc.	2,711,339
RPX Corp	4,411,318
Ruffalo Noel Levitz	648,036
Scaled Agile, Inc.	2,642,734
Smartling, Inc.	3,175,735
smartShift Technologies	2,832,315
Sonicwall	1,828,302
Stackline	5,543,319
Syncsort Incorporated	423,520
Trintech, Inc.	3,250,781
Twitter	972,639
Unosquare	755,855
U.S. Legal Support, Inc.	4,939,534
VitalSource	3,400,027
76,378,089
TRANSPORTATION SERVICES - 3.18%
AIT Worldwide Logistics, Inc.	215,473
Carriage Purchaser Inc.	1,162,047
eShipping	1,792,807
FragilePAK	2,266,029
Pegasus Transtech Corporation	3,427,240
RoadOne IntermodaLogistics	1,276,664
SEKO Worldwide, LLC	961,659
11,101,919
Total Investments - 107.21%
(Cost - $356,809,458)	$374,754,140

See Notes to Consolidated Financial Statements 37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Barings Corporate Investors
(Unaudited)

1. History
Barings Corporate Investors (the “Trust”) commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.
The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.
On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“CI Subsidiary Trust”) for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.
A. Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.
Determination of Fair Value
The net asset value (“NAV”) of the Trust’s shares is determined as of the close of business on the last business day of each quarter, as of the date of any distribution, and at such other times as Barings, as the Trust’s valuation designee under Rule 2a-5 of the 1940 Act, shall determine the fair value of the Trust’s investments, subject to the general oversight of the Board.
Barings has established a Pricing Committee which is responsible for setting the guidelines used in fair valuation and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. Barings reports to the Board each quarter regarding the valuation of each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. The consolidated financial statements include private placement restricted securities valued at $349,375,950 (99.95% of net assets) as of September 30, 2025, the values of which have been estimated by Barings based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.
Independent Valuation Process
The fair value of bank loans and equity investments that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will be submitted to an independent provider to perform an independent valuation on those bank loans and equity investments as of the end of each quarter. Such bank loans and equity investments will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer. The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the

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perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will determine the point within that range that it will use in making valuation determinations. The Adviser will use its internal valuation model as a comparison point to validate the price range provided by the valuation provider. If the Advisers’ Pricing Committee disagrees with the price range provided, it may make a fair value determination that is outside of the range provided by the independent valuation provider, such determination to be reported to the Trustees in the Adviser’s quarterly reporting to the Board. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio.
Following is a description of valuation methodologies used for assets recorded at fair value:
Corporate Public Securities at Fair Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks
The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At September 30, 2025, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.
Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.
The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.
Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.
At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.
Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds
The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.
The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.
Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s
The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.

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To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.
Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Increases/ (decreases) to the company’s EBITDA and/or valuation multiple would result in increases/ (decreases) to the equity value.
Short-Term Securities
Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.
New Accounting Pronouncements
In June 2022, the FASB issued Accounting Standards Update, 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction ("ASU 2022-03"). The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. The Trust has determined that this guidance has not had a significant impact on its consolidated financial statements.
In November 2023, the FASB issued Accounting Standards Update, 2023-07, Segment Reporting (Topic 280) (“ASU 2023-07”), which applies to all entities that are required to report segment information in accordance with Topic 280, Segment Reporting. The amendments in ASU 2023-07 improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. The effective dates for the amendments in ASU 2023-07 are for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. The Trust adopted the aforementioned guidance and it did not have a material impact on the Fund’s consolidated financial statements. See “Segments” below for disclosure.
Segments
The Trust makes investments in securities of issuers that operate in various industries. The Trust represents a single reporting segment, where performance is measured against its single investment objective as described in Note 1. The segment generates revenues through debt investments, and on a limited basis, may acquire equity investments in portfolio companies. The accounting policies of the single segment is the same as those described in “Significant Accounting Policies.” The Trust has identified the President and Chief Financial Officer as the chief operating decision makers (“CODM”), who evaluate the performance of the single segment. The CODM uses segment net investment income before taxes and net increase in net assets resulting from operations to determine the capital allocation of the Trust, the dividend policy, and the Trust’s investment strategy, which is outlined in Note 1. As the Trust operates as a single reportable segment, the segment assets are presented on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and the net investment income before taxes, significant segment expenses and net increase in net assets resulting from operations are presented on the accompanying Consolidated Statements of Operations.

Fair Value Hierarchy
The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)
The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of September 30, 2025.

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The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of September 30, 2025 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$12,948,667	$—	$11,294,154	$1,654,513
Bank Loans	295,895,625	—	1,828,302	294,067,323
Common Stock - U.S.	7,674,175	—	—	7,674,175
Preferred Stock	1,590,509	—	—	1,590,509
Partnerships and LLCs	42,561,128	—	—	42,561,128
Public Securities
Bank Loans	12,815,910	—	9,428,554	3,387,356
Common Stock	286	286	—	—
Total	$374,754,140	$286	$23,818,850	$350,935,004
See information disaggregated by security type and industry classification in the Unaudited Consolidated Schedule of Investments.
Quantitative Information about Level 3 Fair Value Measurements
The following table represents quantitative information about Level 3 fair value measurements as of September 30, 2025.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted*
Bank Loans	$248,741,224	Yield Analysis	Market Yield	7.6% - 21.2%	10.5%
	$1,861,012	Market Approach	Revenue Multiple	0.2x	0.2x
	$6,439,979	Market Approach	Earnings Multiple	7.3x - 9.8x	8.2x
Corporate Bonds	$1,654,513	Market Approach	Revenue Multiple	0.2x	0.2x
Equity Securities**	$636,308	Yield Analysis	Market Yield	12.2% - 29.0%	18.6%
	$50,646,931	Enterprise Value Waterfall Approach	Valuation Multiple	0.1x - 27.5x	12.3x
	$156,046	Market Approach	Revenue Multiple	0.2x - 8.8x	8.8x
Certain of the Trust’s Level 3 equity securities investments may be valued using unadjusted inputs that have not been internally developed by the Trust, including recently purchased securities held at cost. As a result, fair value of assets of $40,798,991 have been excluded from the preceding table.
*    The weighted averages disclosed in the table above were weighted by relative fair value
**    Including partnerships and LLC’s

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Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2024	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 09/30/2025
Restricted Securities
Corporate Bonds	$1,947,697	$(293,184)	$—	$—	$—	$—	$—	$1,654,513
Bank Loans	286,773,853	(549,181)	75,112,829	(10,927,867)	(56,342,311)	—	—	294,067,323
Common Stock - U.S.	8,608,520	(933,558)	402,723	(403,510)	—	—	—	7,674,175
Preferred Stock	1,284,059	(56,658)	369,560	(6,452)	—	—	—	1,590,509
Partnerships and LLCs	42,440,945	2,819,321	539,656	(3,238,794)	—	—	—	42,561,128
Public Securities
Bank Loans	4,369,282	33,074	—	—	(1,015,000)	—	—	3,387,356
	$345,424,356	$1,019,814	$76,424,768	$(14,576,623)	$(57,357,311)	$—	$—	$350,935,004
* For the nine months ended September 30, 2025, there were no transfers into or out of Level 3.
OID Amortization, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase / (Decrease) in Net Assets Resulting from Operations	Change in Unrealized Appreciation / (Depreciation) in Net Assets from assets still held
Interest - OID Amortization	$847,949	$—
Net realized gain (loss) on investments before taxes	(335,363)	—
Net change in unrealized appreciation (depreciation) of investments before taxes	507,228	(1,151,356.00)
B. Accounting for Investments:
Investment Income
Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of September 30, 2025, the fair value of the Trust’s non-accrual assets was $2,300,875, or 0.6% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $4,841,212, or 1.4% of the total cost of the Trust’s portfolio.
Payment-in-Kind Interest
The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash. Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to

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be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of September 30, 2025, the Trust held no PIK non-accrual assets.
Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.
C. Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
D. Federal Income Taxes:
The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.
The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.
The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of September 30, 2025, the CI Subsidiary Trust has incurred income tax expense of $250,378.
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of September 30, 2025, the CI Subsidiary Trust has a deferred tax liability of $517,305.
E. Distributions to Shareholders:
The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year. The Trust’s net realized capital gain distribution, if any, is declared in December.
3. Investment Services Contract
A. Services:
Under an Investment Services Contract (the “Contract”) with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.
B. Fee:
For its services under the Contract, Barings is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees,

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including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.
4. Borrowings
Senior Secured Indebtedness
MassMutual holds the Trust’s $30,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on November 15, 2017. The Note is due November 15, 2027 and accrues interest at 3.53% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the nine months ended September 30, 2025 the Trust incurred total interest expense on the Note of $794,250.
The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

Credit Facility
On July 22, 2021 (the “Effective Date”), MassMutual provided to the Trust, a five-year $30,000,000 committed revolving credit facility. Borrowings under the revolving credit facility bear interest, at the rate of LIBOR plus 2.25%. The Trust will also be responsible for paying a commitment fee of 0.50% on the unused amount. On December 13, 2023, the Trust amended the credit agreement with MassMutual to increase the aggregate commitment amount by $15,000,000 to a total aggregate commitment amount of $45,000,000, extend the maturity date to December 13, 2028, and set the interest accrual to a rate of SOFR plus 2.20% on the outstanding borrowings. Deferred financing fees in the amount of $153,231 are presented on the Consolidated Statement of Assets & Liabilities.
The average principal balance and interest rate for the period during which the credit facility was utilized for the nine months ended September 30, 2025, was approximately $17,474,359 and 6.52%, respectively. As of September 30, 2025, the principal balance outstanding was $13,500,000 at an interest rate of 6.38%. For the nine months ended September 30, 2025, the Trust incurred total interest expense on the Credit Facility of $863,576.
5. Purchases and Sales of Investments

	For the nine months ended 09/30/2025
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$71,356,394	$73,144,885
Corporate public securities	1,335,288	5,908,661
6. Risks
Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include:
Below Investment Grade (high yield/junk bond) Instruments Risk
Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations. Below investment grade debt instruments are considered to be predominantly speculative investments. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of below investment grade debt instruments may be affected by legislative and regulatory developments. Because below investment grade debt instruments are difficult to value and are more likely to be fair valued,

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particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Trust.
Borrowing and Leverage Risk
The Trust may borrow, subject to certain limitations, to fund redemptions, post collateral for hedges or to purchase loans, bonds and structured products prior to settlement of pending sale transactions. Any such borrowings, as well as transactions such as when-issued, delayed-delivery, forward commitment purchases and loans of portfolio securities, can result in leverage. The use of leverage involves special risks, and makes the net asset value of the Trust and the yield to shareholders more volatile. There can be no assurance that the Trust’s leveraging strategies would be successful. In addition, the counterparties to the Trust’s leveraging transactions will have priority of payment over the Trust’s shareholders.
Credit Risk
Credit risk is the risk that one or more debt obligations in the Trust’s portfolio will decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated instruments. They do not, however, evaluate the market value risk of below investment grade debt instruments and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the instruments. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on Barings’s credit analysis than would be the case with investments in investment grade instruments. Barings employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trends.
One or more debt obligations in the Trust’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status or due to changes in the specific or general market, economic, industry, political, regulatory, public health or other conditions.
Cybersecurity Risk
A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of the information resources of us, Barings or our portfolio investments. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our or Barings’ information systems or those of our portfolio investments for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. Barings’ employees may be the target of fraudulent calls, emails and other forms of activities. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to business relationships. The Trust’s business operations rely upon secure information technology systems for data processing, storage, and reporting. The Trust depends on the effectiveness of the information and cybersecurity policies, procedures, and capabilities maintained by its affiliates and their respective third-party service providers to protect their computer and telecommunications systems and the data that reside on or are transmitted through them.
Substantial costs may be incurred in order to prevent any cyber incidents in the future. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. As the Trust’s and our portfolio investments’ reliance on technology has increased, so have the risks posed to the Trust’s information systems, both internal and those provided by Barings and third-party service providers, and the information systems of the Trust’s portfolio investments. Barings has implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as the Trust’s increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that the Trust’s financial results, operations or confidential information will not be negatively impacted by such an incident. In addition, cybersecurity continues to be a key priority for regulators around the world, and some jurisdictions have enacted laws requiring companies to notify individuals or the general investing public of data security breaches involving certain types of personal data, including the SEC, which, on July 26, 2023, adopted amendments requiring the prompt public disclosure of certain cybersecurity breaches. If the Trust fails to comply with the relevant laws and regulations, the Trust could suffer financial losses, a disruption of the Trust’s business, liability to investors, regulatory intervention or reputational damage.
Defaults by Portfolio Investments
A portfolio investment’s failure to satisfy financial or operating covenants imposed by the Trust or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio investment’s ability to meet its obligations under the debt or equity securities that the Trust

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holds. The Trust may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio investment.
Duration Risk
The Trust may invest in investments of any duration or maturity. Although stated in years, duration is not simply a measure of time. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Trust’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Inflation Risk
Certain of the Trust’s portfolio investments are in industries that could be impacted by inflation. If such portfolio investments are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on the Trust’s loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in the Trust’s portfolio investments’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of the Trust’s portfolio investments could result in future realized or unrealized losses and therefore reduce the Trust’s net assets resulting from operations.
Liquidity Risk
The Trust may, subject to certain limitations, invest in illiquid securities (i.e., securities that cannot be disposed of in current market conditions in seven calendar days or less without the disposition significantly changing the market value of the security). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Some securities may be subject to restrictions on resale. Illiquid securities may be difficult to value. Also, the Trust may not be able to dispose of illiquid securities at a favorable time or price when desired, and the Trust may suffer a loss if forced to sell such securities for cash needs. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities.
Loan Risk
The loans in which the Trust may invest are subject to a number of risks. Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are not as easily purchased or sold as publicly traded securities and there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent.
These factors may have an adverse effect on the market price of the loan and the Trust’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Trust to obtain precise valuations of the high yield loans in its portfolio. The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. It is possible that sale proceeds from loan transactions will not be available to meet redemption obligations, in which case the Trust may be required to utilize cash balances or, if necessary, sell its more liquid investments or investments with shorter settlement periods. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Trust, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Management Risk
The Trust is subject to management risk because it is an actively managed portfolio. Barings apply investment techniques and risk analyses in making investment decisions for the Trust, but there can be no guarantee that such techniques and analyses will produce the desired results.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
Market Risk
The value of the Trust’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health and other conditions, as well as investor perceptions of these conditions. Such conditions may include, but are not limited to, war, terrorism, natural and environmental disasters and epidemics or pandemics (including the recent coronavirus pandemic), which may be highly disruptive to economies and markets. Such conditions may also adversely affect the liquidity of the Trust’s securities. The Trust is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Prepayment and Extension Risk
Prepayment and extension risk is the risk that a loan, bond or other investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with mortgage-backed and other asset-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Trust may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Trust. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The Trust may be unable to capitalize on securities with higher interest rates or wider spreads because the Trust’s investments are locked in at a lower rate for a longer period of time.
Valuation Risk
Under the 1940 Act, the Trust is required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in good faith by the Board of Trustees. The Board has designated Barings as valuation designee to perform the Trust’s fair value determinations relating to the value of our assets for which market quotations are not readily available.
Typically there is not a public market for the securities in which we have invested and will generally continue to invest. Barings conducts the valuation of such investments, upon which the Trust’s net asset value is primarily based, in accordance with its valuation policy, as well as established and documented processes and methodologies for determining the fair values of investments on a recurring basis in accordance with the 1940 Act and ASC Topic 820. The Trust’s current valuation policy and processes were established by Barings and have been approved by the Board. The Adviser has established a pricing committee that is, subject to the oversight of the Board, responsible for the approval, implementation and oversight of the processes and methodologies that relate to the pricing and valuation of assets held by the Trust. Barings uses independent third-party providers to price the portfolio, but in the event an acceptable price cannot be obtained from an approved external source, Barings will utilize alternative methods in accordance with internal pricing procedures established by Barings’ pricing committee.
The determination of fair value and consequently, the amount of unrealized appreciation and depreciation in the Trust’s portfolio, is to a certain degree subjective and dependent on the judgment of Barings. Certain factors that may be considered in determining the fair value of the Trust’s investments include the nature and realizable value of any collateral, the portfolio investment’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio investment does business, comparison to comparable publicly-traded companies, discounted cash flows and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, Barings’ determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, Barings’ fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that the Trust may ultimately realize upon the sale or disposition of one or more of its investments. As a result, investors purchasing the Trust’s securities based on an overstated net asset value would pay a higher price than the value of the Trust’s investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of the Trust’s investments might warrant.

7. Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)

At September 30, 2025, the Trust had the following unfunded commitments:

Delayed Draw Term Loans	Unfunded Amount	Unfunded Value
ABC Legal Services Inc	$190,046	$190,010
Accelevation	118,307	120,003
Adacore Inc	63,533	67,196
Applied Aerospace Structures Corp.	57,812	58,296
Becklar	45,844	49,040
Bishop Street Underwriter	509,598	509,454
Cai Software	344,774	344,700
Caldwell & Gregory LLC	148,750	155,294
California Custom	152,205	154,205
Cash Flow Management	542,921	543,090
Coker	1,034,155	1,033,158
EFI Productivity Software	584,573	584,536
Expert Institute	319,631	319,973
Global Point Technology Group	204,545	192,938
GME Supply	350,767	350,723
Golden Ceramic Dental Lab	378,378	378,346
HaystackID	716,076	720,925
Ice House America	326,433	317,273
LaunchPad Home Group	2,100,000	2,100,000
Lockmasters Incorporated	243,043	243,455
Merchant Industry	435,634	435,634
MSI Express	171,579	172,164
Net at Work	967,803	985,227
Project Halo	670,732	671,762
Randy's Worldwide	31,935	33,756
Rapidair Compressed Air Products	339,294	335,423
Real Chemistry	159,386	158,901
RKD GROUP	383,832	384,089
ROI Solutions	417,371	421,548
SBP Holdings	790,544	794,728
SPATCO	413,609	416,010
Stratus Unlimited	728,713	698,124
Swoop	363,636	364,484
Tencarva Machinery Company	516,485	516,432
The Caprock Group	1,086,223	1,086,435
The Hilb Group, LLC	220,971	221,442
Tipco Technologies	18,661	18,663
UHY LLP	1,682,281	1,698,028
Unosquare	336,898	337,158
VitalSource	63,706	63,751
Warner Pacific Insurance Services	1,039,108	1,043,766
Whitcraft LLC	608,189	608,237
Wilson Language Training	70,149	70,242
	$19,948,130	$19,968,619

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)

Revolvers	Unfunded Amount	Unfunded Value
ABC Legal Services Inc	$173,300	$173,267
Accelevation	91,032	92,466
Accurus Aerospace International UK Buyer	88,423	87,724
Adacore Inc	211,506	212,863
Aero Accessories	408,962	409,503
Americo Chemical Products	249,559	250,528
Applied Aerospace Structures Corp.	36,187	37,103
ASC Communications, LLC	45,328	45,249
Becklar	213,234	215,995
Best Lawyers	224,359	225,975
BKF Engineers	342,593	343,862
BrightSign	144,275	145,223
Caldwell & Gregory LLC	350,000	354,371
California Custom	114,154	114,756
Cascade Services	132,353	132,574
Cash Flow Management	150,744	150,538
CJS Global	484,848	485,942
Cloudbreak	303,323	305,355
CloudOne	360,976	360,856
Cogency Global	165,304	166,609
Cognito Forms	191,781	192,026
Coker (d/b/a Acuvance)	230,495	230,355
Comply365	109,756	110,963
Decks Direct, LLC	625,804	384,790
Door and Window Guard Systems Inc	226,703	226,920
EFI Productivity Software	143,715	143,411
eShipping	323,707	326,126
Expert Institute	171,853	172,037
Franklin Energy	125,117	125,047
Global Point Technology Group	136,364	128,625
GME Supply	284,758	284,723
Golden Ceramic Dental Lab	378,378	378,346
HaystackID	173,798	174,975
HemaSource, Inc.	419,995	426,840
Ice House America	25,225	21,489
Innovia Medical	85,160	85,208
Jones Fish	319,460	319,896
LaunchPad Home Group	420,000	420,000
LeadsOnline - Weatherby Parent Holdings LLC	455,531	457,424
Lockmasters Incorporated	104,273	104,236
Magnolia Wash Holdings	48,232	48,483
Media Recovery, Inc.	550,078	551,540
Merchant Industry	128,812	128,812
Mission Microwave	174,535	172,481
Momentum Group	110,770	110,849
MSI Express	124,894	125,207
Net at Work	265,152	269,512

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)

Revolvers	Unfunded Amount	Unfunded Value
New CAi	$345,083	$345,009
Newforma	115,377	112,486
Northstar Recycling	430,915	431,154
Omega Holdings	368,150	371,210
Polara	303,554	307,544
ProfitOptics	309,677	312,777
Project Halo	166,667	166,923
Pro-Vision	369,490	370,499
Randy's Worldwide	17,967	18,740
Rapidair Compressed Air Products	169,647	167,711
Real Chemistry	157,718	157,791
RKD GROUP	152,288	152,466
RoadOne IntermodaLogistics	21,940	25,260
Rock Labor	120,095	121,746
ROI Solutions	373,577	377,303
RPX Corp	504,083	506,141
Ruffalo Noel Levitz	100,415	101,325
SBP Holdings (Singer Industrial)	325,006	327,843
Screenvision	104,928	104,923
Smartling, Inc.	205,882	207,308
smartShift Technologies	348,687	354,374
SPATCO	415,914	417,538
Standard Elevator Systems (dba Hyperion Solutions)	219,491	199,091
SVI International, Inc.	222,772	226,055
Swoop	121,212	121,777
Tank Holding Corp	43,636	43,608
TAPCO	408,072	408,195
Tencarva Machinery Company	660,327	657,329
The Caprock Group (aka TA/TCG Holdings, LLC)	391,899	391,486
The Hilb Group, LLC	160,797	161,107
Tipco Technologies	78,765	78,765
Top Tier Admissions	744,681	742,039
Trintech Inc	178,571	182,334
UHY LLP	438,259	442,427
Unosquare	163,353	163,479
Whitcraft LLC (PPW Aero Buyer)	500,133	503,269
Wilson Language Training	228,139	228,385
Woodland Foods, Inc.	433,701	432,605
World 50, Inc.	170,327	172,865
Worldwide Electric Corporation	248,447	250,065
Ziyad	194,391	193,222
	$21,678,839	$21,487,254

Total Unfunded Commitments	$41,626,969	$41,455,873
As of September 30, 2025, unfunded commitments had unrealized depreciation of $(171,096) or (0.05)% of net assets.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
8. Quarterly Results of Investment Operations (unaudited)

	March 31, 2025
	Amount	Per Share
Investment income	$9,050,815
Net investment income (net of taxes)	7,057,100	$0.35
Net realized and unrealized loss on investments (net of taxes)	(2,495,740)	(0.12)

	June 30, 2025
	Amount	Per Share
Investment income	$9,259,820
Net investment income (net of taxes)	7,161,483	$0.35
Net realized and unrealized gain on investments (net of taxes)	1,589,820	0.08

	September 30, 2025
	Amount	Per Share
Investment income	$9,156,563
Net investment income (net of taxes)	7,077,259	$0.35
Net realized and unrealized gain on investments (net of taxes)	76,792	—
9. Subsequent Events
The Trust has evaluated the possibility of subsequent events after the balance sheet date of September 30, 2025, through the date that the financial statements are issued.
On November 25th, 2025, the Trust issued a new term note to MassMutual Life Insurance Company and MassMutual Ascend Life Insurance Company in the amount of $45,000,000 (the "Note"). The Note will be due on November 24th, 2030 and interest charged is at the rate of SOFR (Secure Overnight Offering Rate) plus 2.00% on the outstanding borrowings. This Note is in addition to the Trust's outstanding Senior Fixed Rate Convertible Note held by MassMutual.

THIS PRIVACY NOTICE IS BEING PROVIDED ON BEHALF OF BARINGS LLC AND ITS AFFILIATES: BARINGS SECURITIES LLC; BARINGS AUSTRALIA PTY LTD; BARINGS JAPAN LIMITED; BARINGS INVESTMENT ADVISERS (HONG KONG) LIMITED; BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND; BARINGS BDC, INC.; BARINGS CORPORATE INVESTORS AND BARINGS PARTICIPATION INVESTORS (TOGETHER, FOR PURPOSES OF THIS PRIVACY NOTICE, “BARINGS”).
When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.
We may collect non-public personal information about you from:
•    Applications or other forms, interviews, or by other means;
•    Consumer or other reporting agencies, government agencies, employers or others;
•    Your transactions with us, our affiliates, or others; and
•    Our Internet website.
We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.
Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.
We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.
This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number - whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.
Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.
April 2019

Members of the Board of
Trustees
Clifford M. Noreen
Chairman

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

David M. Mihalick

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers
Christina Emery
President

Christopher D. Hanscom
Chief Financial Officer
Treasurer

Ashlee Steinnerd
Chief Legal Officer

Itzbell Branca
Chief Compliance Officer

Andrea Nitzan
Principal Accounting Officer

Alexandra Pacini
Secretary

Sean Feeley
Vice President

Joseph Evanchick
Vice President

Matthew Curtis
Tax Officer

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN
Barings Corporate Investors (the “Trust”) offers a Dividend Reinvestment and Share Purchase Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to SS&C GIDS, the Transfer Agent.
Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.
Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. Pursuant to the Trust’s Policy on the Determination of Fair Value, the net asset value of the Trust’s shares is determined by Barings, as the Trust’s valuation designee under Rule 2a-5 of the 1940 Act. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings on the valuation date. The valuation day is the last day preceding the day of dividend payment.
When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.
The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.
As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)
Any questions regarding the Plan should be addressed to SS&C GIDS, Transfer Agent for Barings Corporate Investors’ Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Corporate Investors

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